As filed with the Securities and Exchange Commission July 29, 2011

File Nos. 002-67052 and 811-03023

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 323

AND

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 324
_____________________________________________________________________________________________
FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2090

Francine J. Rosenberger, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006

Copies to:
Lina Bhatnagar
Atlantic Fund Administration LLC
Three Canal Plaza
Portland, ME 04101

It is proposed that this filing will become effective:

[   ]     immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[X]     on August 1, 2011, pursuant to Rule 485, paragraph (b)(1)
[   ]     60 days after filing pursuant to Rule 485, paragraph (a)(1)
[   ]     on                                , pursuant to Rule 485, paragraph (a)(1)
[   ]     75 days after filing pursuant to Rule 485, paragraph (a)(2)
[   ]     on ______ pursuant to Rule 485, paragraph (a)(2)
[   ]     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered:	Beck, Mack & Oliver Global Equity Fund
Beck, Mack & Oliver Partners Fund

BECK, MACK & OLIVER FUNDS
BECK, MACK & OLIVER GLOBAL EQUITY FUND (BMGEX) BECK, MACK & OLIVER PARTNERS FUND (BMPEX) PROSPECTUS August 1, 201 1

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Beck, Mack & Oliver Global Equity Fund Summary Section	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	2
Principal Investment Risks	3
Performance Information	4
Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Beck, Mack & Oliver Partners Fund Summary Section	6
Investment Objective	6
Fees and Expenses	6
Principal Investment Strategies	6
Principal Investment Risks	7
Performance Information	9
Management	10
Purchase and Sale of Fund Shares	10
Tax Information	11
Payments to Broker-Dealers and Other Financial Intermediaries	11
Details Regarding Principal Investment Strategies and Risks	12
Beck, Mack & Oliver Global Equity Fund	12
Additional Information Regarding Principal Investment Strategies	12
Additional Information Regarding Principal Risk Factors	13
Beck, Mack & Oliver Partners Fund	16
Additional Information Regarding Principal Investment Strategies	16
Additional Information Regarding Principal Risk Factors	17
Management	20
Investment Adviser	20
Portfolio Managers	20
Other Service Providers	21
Fund Expenses	21
Your Account	22
General Information	22
How to Contact the Fund	22
Buying Shares	25
Selling Shares	28
Exchanging Shares	31
Retirement Accounts	32
Other Information	33
Financial Highlights	35

BECK, MACK & OLIVER GLOBAL EQUITY FUND SUMMARY SECTION

Investment Objective

Beck, Mack & Oliver Global Equity Fund (the “Global Equity Fund”) seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Equity Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of the offering price)	None
Redemption Fee (as a percentage of the amount redeemed or exchanged within 60 days of purchase, if applicable)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0. 47%
Total Annual Fund Operating Expenses	1 . 97%
Fee Waiver and Expense Reimbursement(1)	-0. 72%
Net Annual Fund Operating Expenses	1.25%

(1)
The Adviser has contractually agreed to reduce a portion of its fee and reimburse Global Equity Fund expenses to limit Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 1.25% through at least July 31, 2012 (the “Expense Cap”). Net Annual Fund Operating Expenses may increase if exclusions from the Expense Cap would apply. The Expense Cap may be changed or eliminated only with the consent of the Board of Trustees.

Example . This Example is intended to help you compare the cost of investing in the Global Equity Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Global Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Global Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year
$ 127	$ 549	$ 996	$ 2,238

Portfolio Turnover .  The Global Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Global Equity Fund’s performance. During the most recent fiscal year, the Global Equity Fund’s portfolio turnover rate was 122 % of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Global Equity Fund invests at least 80% of the value of its net assets and borrowings for investment purposes in equity securities, including common stock, sponsored American Depository Receipts (“ADRs”) and securities convertible into common stock, of companies of any size based in the United States and worldwide (“80% Policy”). The Global Equity Fund invests principally in equity securities of companies that the Adviser believes have above average earnings or revenue growth and/or potential price appreciation. The Global Equity Fund also invests in companies that the Adviser believes are

2

 experiencing growth but whose growth the Adviser believes has not been recognized by the market.

In addition, under normal circumstances, the Global Equity Fund invests at least 40% of the value of its net assets and borrowings for investment purposes in equity securities, including common stock, ADRs and securities convertible into common stock, of non-U.S. companies. Currently, the Global Equity Fund limits its investments in any one country to 25% of its total assets. This limitation does not apply to the securities of U.S. issuers.

The Adviser relies primarily on fundamental analyses to identify companies, sectors and industries that, in its judgment, are undervalued relative to their potential and whose growth should exceed that anticipated by the market. The Adviser also studies political and economic developments in foreign countries in order to determine which countries may offer the best investment opportunities. The Adviser seeks to purchase the securities of well-managed companies at prices that are below intrinsic value.

Principal Investment Risks

General Market Risks. The Global Equity Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Global Equity Fund or the Global Equity Fund could underperform other investments. An investment in the Global Equity Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Events Risks. It is important that investors closely review and understand the risks of investing in the Global Equity Fund. T urbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on the Global Equity Fund.

Equity and Convertible Securities Risk. The Global Equity Fund is subject to the risk that stock prices may fall over a short period or extended periods of time. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Risks of ADRs. ADRs may be subject to some of the same risks as direct investment in foreign companies, as noted in “Risks of Foreign Securities” below. In addition, ADRs may not track the price of the underlying securities perfectly.

Risks of Foreign Securities. Foreign securities are subject to the same risks as domestic securities and to additional risks including international trade, currency, political, regulatory and diplomatic risks.

Risks of Large Capitalization Companies. Securities of companies with large market capitalizations go in and out of favor based on market and economic conditions and may underperform other market segments.

Risks of Small and Mid-Sized Capitalization Companies. Securities of smaller companies may be more volatile, and the price of smaller companies may decline more in response to selling pressure.

Risks of Value Companies.   Securities of value companies may continue to be undervalued for significant periods of time and not realize their expected value.

Management Risk. The Global Equity Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Global Equity Fund’s investment objectives. Due to its active management, the Global Equity Fund could underperform other mutual funds with similar investment objectives.

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Performance Information

The following chart and table illustrate the variability of the Global Equity Fund’s returns as of December 31, 2010 . The chart and table provide some indication of the risks of investing in the Global Equity Fund by showing changes in the Global Equity Fund’s performance from year-to-year and how the Global Equity Fund’s average annual returns over 1, 5, and 10 years compare to the MSCI World Index. Updated performance information is made available on a quarterly basis at www.beckmack.com or by calling (800) 943-6786 (toll free) .

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

     The calendar year-to-date total return as of June 30, 201 1  was 1.61%.

The Global Equity Fund’s total return calculation includes proceeds received on November 26, 2003 , from a non-recurring litigation settlement. Without this payment total return for the year ended December 31, 2003 , would have been 32.99%

During the period shown, the highest return for a quarter was 23.52% ( 2 nd   quarter, 2009) and the lowest return was -19.32% ( 4 th   quarter, 2008).

Average Annual Total Returns

(For the periods ended December 31, 2010)

Beck, Mack & Oliver Global Equity Fund	1 Year	5 Years	10 Years
Return Before Taxes	15.29%	4.45%	3.88%
Return After Taxes on Distributions	15.10%	3.83%	3.46%
Return After Taxes on Distributions and Sale of Fund Shares	10.21%	3.83%	3.37%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	11.76%	2.43%	2.31%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Global Equity Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

The return after taxes on distributions and sales of Global Equity Fund shares may exceed the return before taxes due to a n assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management

Adviser. Beck, Mack & Oliver LLC (“BM&O” or the “Adviser”) is the Global Equity Fund’s investment adviser .

Portfolio Manager. Mr. David Rappa, Mr. Peter Vlachos and Mr. Robert Beck jointly are primarily responsible for the day-to-day management of the Global Equity Fund. Mr. Rappa acts as lead portfolio manager, with Messrs. Vlachos and Beck acting as co-portfolio managers. Mr. Rappa has served as portfolio manager with respect to the Global Equity Fund since 2005. Mr. Vlachos has served as portfolio manager with respect to the Global Equity Fund since its inception in 1993. Mr. Beck has served as portfolio manager with respect to the Global Equity Fund since 2009.

Purchase and Sale of Fund Shares

You may purchase or sell ( redeem ) shares of the Global Equity Fund on any day that the New York Stock Exchange (“NYSE”) is open for business . You may purchase or redeem shares directly from the Global Equity Fund by calling (800) 943-6786 (toll free) or writing to the Global Equity Fund at Beck, Mack & Oliver Global Equity Fund, P.O. Box 588, Portland, Maine, 04112. You also may purchase or redeem shares of the Global Equity Fund through your financial intermediary. The Global Equity Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment(1)	Minimum Additional Investment(1)
Standard Accounts	$2,500	$1,000
Retirement Accounts	$2,000	$1,000

(1)
No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms.

If deemed appropriate by the Trust officers, the Global Equity Fund reserves the right to waive minimum investment amounts.

Tax Information

Shareholders may receive distributions from the Global Equity Fund , which may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Global Equity Fund through a broker-dealer or other financial intermediary (such as a bank ), the Global Equity Fund and its related companies may pay the intermediary for the sale of Global Equity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

BECK, MACK & OLIVER PARTNERS FUND SUMMARY SECTION

Investment Objective

Beck, Mack & Oliver Partners Fund (the “Partners Fund”) seeks long-term capital appreciation consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Partners Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of the offering price)	None
Redemption Fee (as a percentage of the amount redeemed or exchanged within 60 days of purchase, if applicable)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.13%
Total Annual Fund Operating Expenses	2.13%
Fee Waiver and Expense Reimbursement(1)	- 1.13%
Net Annual Fund Operating Expenses	1.00%

(1)
The Adviser has contractually agreed to reduce a portion  of its fee and reimburse Partners Fund expenses to limit T otal A nnual F und O perating E xpenses (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.00% through at least July 31, 201 2 (the “Expense Cap”) . Net Annual Fund Operating Expenses may increase if exclusions from the Expense Cap would apply. The Expense Cap may be changed or eliminated only with the consent of the Board of Trustees.

Example . This Example is intended to help you compare the cost of investing in the Partners Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Partners Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Partners Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year
$102	$ 558	$ 1,040	$ 2,373

Portfolio Turnover .   The Partners Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Partners Fund’s performance. During the most recent fiscal year, the Partners Fund’s portfolio turnover rate was 49 % of the average value of its portfolio.

Principal Investment Strategies

The Partners Fund invests primarily in a portfolio of common stocks and securities convertible into or exercisable for common stocks issued by companies of any size, but it may also invest in preferred stocks and fixed, variable and floating rate fixed income securities such as investment grade notes, bonds and debentures. The Partners Fund generally seeks to invest in equity securities of domestic and foreign companies which it believes have sound, long-term fundamentals. As a non-diversified fund, the Partners Fund may invest in a relatively small number of companies.

6

In addition, the Partners Fund may invest in investment securities of any credit quality, including up to 10% of its net assets in fixed income securities rated below investment grade (“junk bonds”). Investment grade debt securities are debt securities rated in the category BBB- or higher by Standard & Poor's Corporation or Baa3 or higher by Moody's Investors Services, Inc. or the equivalent by another national rating organization or, if unrated, determined by the Adviser to be of comparable quality. Certain fixed income securities held by the Partners Fund may be illiquid.

The Adviser relies primarily on fundamental analyses to identify companies, sectors and industries that, in its judgment, are undervalued relative to their potential and whose growth should exceed that anticipated by the market. The Adviser seeks to purchase the securities of companies at prices that are below intrinsic value.

With respect to fixed income securities, the Adviser monitors interest rate outlooks, the shape of the yield curve and other economic factors to achieve an appropriate maturity profile for the Partners Fund. The Partners Fund may invest in fixed income securities of any maturity, and the weighted average maturity of the portfolio may vary substantially over time.

Principal Investment Risks

General Market Risks. The Partners Fund’s net asset value (“NAV”)  and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Partners Fund or the Partners Fund could underperform other investments. An investment in the Partners Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Events Risks. It is important that investors closely review and understand the risks of investing in the Partners Fund. T urbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on the Partners Fund.

Equity and Convertible Securities Risk. The Partners Fund is subject to the risk that stock prices may fall over a short period or extended periods of time. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Risks of Foreign Securities. Foreign securities are subject to the same risks as domestic securities and to additional risks including international trade, currency, political, regulatory and diplomatic risks.

Risks of Large Capitalization Companies. Securities of companies with large market capitalizations go in and out of favor based on market and economic conditions and may underperform other market segments.

Risks of Small and Mid-Sized Capitalization Companies. Securities of smaller companies may be more volatile, and the price of smaller companies may decline more in response to selling pressure.

Management Risk. The Partners Fund is actively managed and its performance therefore will reflect the Adviser’s ability to make investment decisions which are suited to achieving the Partners Fund’s investment objectives. Due to its active management, the Partners Fund could underperform other mutual funds with similar investment objectives.

Risks of Debt Securities.  The value of debt securities generally falls when interest rates rise, and issuers may prepay fixed rate securities when interest rates fall. Also, an issuer may default or become unable to pay interest or principal due on the securities.

7

Non-Investment Grade Securities Risk. Securities rated below investment grade (“junk bonds”), i.e., rated lower than BBB- by Standard & Poor's Corporation or lower than Baa3 by Moody's Investors Services, Inc., are subject to greater risk of loss than higher rated securities, and issuers of non-investment grade securities are more likely to encounter financial difficulties and to be materially affected by those difficulties.

Liquidity Risk. Certain fixed-income securities held by the Partners Fund may be difficult or impossible to sell at the time and at the price that the Adviser would like. As a result, the Partners Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Partners Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Non-Diversification Risk. The Partners Fund is non-diversified. Investment by the Partners Fund in securities of a limited number of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

8

Performance Information

The following chart and table illustrate the variability of the Partners Fund’s returns as of December 31, 2010 . The chart and the table provide some indication of the risks of investing in the Partners Fund by showing changes in the Partners Fund’s performance from year to year and how the Partners Fund’s average annual returns over 1, 5, and 10 years compare to the S&P 500 Index. Updated performance information is made available on a quarterly basis at www.beckmack.com or by calling (800) 943-6786 (toll free) .

On December 1, 2009, a limited partnership managed by the Adviser reorganized into the Partners Fund. This limited partnership maintained an investment objective and investment policies that were, in all material respects, substantially similar to those of the Partners Fund. The Partners Fund has adopted the performance history of the limited partnership. The Partners Fund’s performance for periods prior to December 1, 2009 , is that of the limited partnership and reflects the expenses of the limited partnership, which were lower than the Partners Fund’s current net expenses, except for 2008 when the expenses of the limited partnership were higher. The performance prior to December 1, 2009 , is based on calculations that are different than the standardized method of calculations accepted by the SEC. If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first fiscal year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

     The calendar year-to-date total return as of June 30, 201 1  was 10.75% .

During the period shown, the highest return for a quarter was 20.64% ( 2 nd   quarter, 2009) and the lowest return was -28.37% ( 4 th   quarter, 2008).

9

 Average Annual Total Returns

(For the periods ended December 31, 2010)

Beck, Mack & Oliver Partners Fund	1 Year	5 Years	10 Years
Return Before Taxes	17.00%	1.51%	2.75%
Return After Taxes on Distributions	16.10%	1.35%	2.67%
Return After Taxes on Distributions and Sale of Fund Shares	11.84%	1.26%	2.36%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%
The Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	16.10%	2.59%	1.83%
The Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	15.51%	1.28%	3.26%
The Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	16.93%	2.74%	2.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Partners Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

The return after taxes on distributions and sales of Partners Fund shares may exceed the return before taxes due to a n assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management

Adviser. Beck, Mack & Oliver LLC. (“BM&O” or the “Adviser”) is the Partners Fund’s investment adviser .

Portfolio Manager. Mr. Zachary Wydra is primarily responsible for the day-to-day management of the Partners Fund. Mr. Wydra has served as portfolio manager with respect to the Partners Fund since its inception in 2009, and for the predecessor limited partnership since 2007.

Purchase and Sale of Fund Shares

You may purchase or sell ( redeem ) shares of the Partners Fund on any day that the New York Stock Exchange (“NYSE”) is open for business . You may purchase or redeem shares directly from the Partners Fund by calling (800) 943-6786 (toll free) or writing to the Partners Fund at Beck, Mack & Oliver Partners Fund, P.O. Box 588, Portland, Maine, 04112. You also may purchase or redeem shares of the Partners Fund through your financial intermediary. The Partners Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment(1)	Minimum Additional Investment(1)
Standard Accounts	$2,500	$1,000
Retirement Accounts	$2,000	$1,000

(1)
No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms.

10

If deemed appropriate by the Trust officers, the Partners Fund reserves the right to waive minimum investment amounts.

Tax Information

Shareholders may receive distributions from the Partners Fund which may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Partners Fund through a broker-dealer or other financial intermediary (such as a bank ), the Partners Fund and its related companies may pay the intermediary for the sale of Partners Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Partners Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

DETAILS REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Beck, Mack & Oliver Global Equity Fund

Concepts to Understand

Common Stock means an equity or ownership interest in a company.

Convertible Security means a security such as a preferred stock or bond that may be converted into a specified number of shares of common stock.

American Depositary Receipt (“ADR”) means a receipt for shares of a foreign-based company held by a U.S. bank that entitles the holder to all dividends.

Additional Information Regarding Principal Investment Strategies

Under normal circumstances, the Global Equity Fund invests at least 80% of the value of its net assets and borrowings in equity securities, including common stock (including ADRs) and securities convertible into common stock, of companies based in the United States and worldwide (“80% Policy”). The Global Equity Fund must provide shareholders with 60 days prior written notice if it changes its 80% Policy. The Global Equity Fund invests principally in equity securities of companies that the Adviser believes have above average earnings or revenue growth and/or potential price appreciation. The Global Equity Fund also invests in companies that the Adviser believes are experiencing growth but whose growth the Adviser believes has not been recognized by the market.

Under normal circumstances, the Global Equity Fund invests at least 40% of the value of its net assets and borrowings in equity securities, including common stock (including ADRs) and securities convertible into common stock, of non-U.S. companies. Currently, the Global Equity Fund limits its investments in any one country to 25% of its total assets. This limitation does not apply to the securities of U.S. issuers.

The Adviser’s Process. The Adviser studies political and economic developments in various countries to identify those countries that offer the best investment opportunities. Currently, the Adviser invests primarily in the securities of companies located in the United States, Europe, Japan, the Pacific Basin and Latin America.

The Adviser relies primarily on fundamental analyses of prospective companies to identify companies that, in its judgment, are financially strong and possess high quality assets and above average growth and/or appreciation potential. The Adviser also uses fundamental analyses to identify sectors, industries and companies that it believes are experiencing growth but whose growth has not been recognized by the market, measuring the anticipated appreciation potential of the companies’ securities against existing market prices. The Adviser aims to purchase portfolio securities at low price levels relative to earnings and intrinsic valuations.

The Adviser also studies the political and economic developments in various foreign countries in order to determine which countries may offer the best investment opportunities. The Adviser focuses on, among other things, gross domestic product, interest rate movements, employment costs, earnings trends, currency fluctuations, business cycle influence, changes in governmental policy and leadership, and the laws and taxes relating to foreign investors. In addition to these factors, the Adviser assesses each prospective company’s management to determine its competency as both an operator and owner.

The Adviser may invest in ADRs, which are negotiable certificates issued by U.S. depository banks and represent an ownership interest in securities of non-U.S. companies held by such banks. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the U.S. Securities and Exchange Commission (the “SEC”).

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The Adviser monitors the companies in the Global Equity Fund’s portfolio to determine if there have been any fundamental changes in the companies. The Adviser may sell a security if, in its judgment:

•	The underlying company experiences a decline in financial condition
•	The underlying company experiences a significant erosion in profitability, earnings or cash flow
•	The security is overvalued compared to its fundamentals
•	The Global Equity Fund’s holding of a security is overweighted compared to other holdings
•	There are negative trends in inflation, recession or interest rates

Temporary Defensive Position . In order to respond to adverse market, economic, political or other conditions, the Global Equity Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Global Equity Fund’s performance. The Global Equity Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Concepts to Understand

Fundamental Analysis means the analysis of a company’s financial condition to forecast the probable future value of its stock price. This analysis includes review of a company’s balance sheet and income statement, asset history, earnings history, product or service development and management productivity.

Gross Domestic Product means the value of a country’s goods and services produced during a certain period of time, usually one year.

Additional Information Regarding Principal Investment Risk s

General Market Risk. The Global Equity Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Global Equity Fund or the Global Equity Fund could underperform other investments. An investment in the Global Equity Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Events Risk. It is important that investors closely review and understand the risks of investing in the Global Equity Fund. T urbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on the Global Equity Fund.

Equity and Convertible Securities Risk. The value of the Global Equity Fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. The value of convertible securities tends to decline as interest rates rise and, because of the conversion, tends to vary with fluctuations in the market value of the underlying securities.

ADR Risk . ADRs may involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies. The securities underlying ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs representing these underlying securities may change materially at times when the U.S. markets are not open for trading.

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Foreign Securities Risk . Because the Global Equity Fund invests in foreign securities, an investment in the Global Equity Fund may have the following additional risks:

•
Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies denominated in U.S. dollars because foreign markets may be smaller and less liquid than U.S. markets

•	There may not be as much public information regarding foreign issuers, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards as are U.S. companies
•	Political and economic instability abroad may adversely affect the operations of foreign issuers and the value of their securities
•	Changes in foreign tax laws, exchange controls and policies on nationalization and expropriation also may affect the operations of foreign issuers and the value of their securities
•
Fluctuations in currency exchange rates and currency transfer restrictions may adversely affect the value of foreign securities, which may be determined or quoted in currencies other than the U.S. dollar

•	Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation
•	Foreign security registration, custody and settlement may be subject to delays or other operational and administrative problems
•	Certain foreign brokerage commissions and custody fees may be higher than those in U.S. markets
•
Dividends receivable on the foreign securities contained in the Global Equity Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Global Equity Fund’s shareholders

•
The Global Equity Fund is subject to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Global Equity Fund’s shares. The Global Equity Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Global Equity Fund’s calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Global Equity Fund prices its shares. Although the Global Equity Fund may fair value foreign securities in such instances, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Global Equity Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing

Certain of these risks may be greater for investments in issuers located in emerging or developing markets. These markets may be undercapitalized, may have underdeveloped legal and financial systems and/or may have less stable currencies as compared with markets of developed countries.

Large Capitalization Companies Risk . Large capitalization company stocks may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be slow to respond to challenges and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Small and Mid-Sized Capitalization Companies Risk . To the extent that the Global Equity Fund invests in companies with small or mid-sized capitalizations, an investment in the Global Equity Fund can have more risk than investing in larger, more established

14

companies. An investment in the Global Equity Fund may have the following additional risks:

•	Analysts and other investors typically follow these companies less actively, and, therefore, information about these companies is not always readily available
•
Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies

•	Changes in the value of smaller company stocks may not mirror the fluctuation of the general market
•	More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of small and mid-sized capitalization companies can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Global Equity Fund may exhibit a higher degree of volatility than the broader securities market.

Value Investment Risk. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. The determination that the stock is undervalued is subjective; the market may not agree, and the stock’s price may not rise to what the Adviser believes is its full value. If the market does not consider the stock to be undervalued, then the value of the Global Equity Fund’s shares may decline, even if stock prices generally are rising. Value stocks may fall out of favor with the market or react differently to market, political and economic developments than other types of stocks and the market as a whole.

Management Risk. The Global Equity Fund is actively managed and its performance therefore will reflect the Adviser's ability to make investment decisions which are suited to achieving the Global Equity Fund's investment objectives. Due to its active management, the Global Equity Fund could underperform other mutual funds with similar investment objectives.

15

Beck, Mack & Oliver Partners Fund

Concepts to Understand

Fundamental Analysis means the analysis of a company’s financial condition to forecast the probable future value of its stock price. This analysis includes review of a company’s balance sheet and income statement, asset history, earnings history, product or service development and management productivity.

Additional Information Regarding Principal Investment Strategies

The Partners Fund invests primarily in a portfolio of common stocks and securities convertible into or exercisable for common stocks, but it may also invest in preferred stocks and fixed, variable and floating rate fixed income securities such as investment grade notes, bonds and debentures. The Partners Fund generally seeks to invest in equity securities of domestic and foreign companies which it believes have sound, long-term fundamentals. Equity investments will be made typically in companies which the Adviser believes are financially strong and which appear to have attractive prospects for growth.

The Partners Fund may also invest up to 10% of its net assets in fixed income securities rated below investment grade. Investment grade debt securities are debt securities rated in the category BBB- or higher by Standard & Poor's Corporation or Baa3 or higher by Moody's Investors Services, Inc. or the equivalent by another national rating organization or, if unrated, determined by the Adviser to be of comparable quality. The Adviser will have discretion to select the range of maturities of the various fixed income securities in which the Partners Fund may invest and the weighted average life of the Partners Fund's fixed income securities may vary substantially from time to time depending on economic and market conditions.

The Adviser’s Process. Although it is anticipated that the Partners Fund's portfolio will primarily consist of marketable equity securities of U.S. and foreign issuers, the Adviser has flexibility in the management of its portfolio. The Partners Fund's portfolio investments may include preferred stocks, corporate notes, bonds and debentures and securities issued and guaranteed as to principal and interest by the United States Government or its agencies or instrumentalities.

The Adviser relies primarily on fundamental analyses of prospective companies to identify companies that, in its judgment, are financially strong and possess high quality assets and above average growth and/or appreciation potential. The Adviser also uses fundamental analyses to identify sectors, industries and companies that it believes are experiencing growth but whose growth has not been recognized by the market, measuring the anticipated appreciation potential of the companies’ securities against existing market prices. The Adviser aims to purchase portfolio securities at low price levels relative to earnings and intrinsic valuations.

With respect to the Partners Fund’s investment in fixed income securities, the Adviser monitors interest rate outlooks, the shape of the yield curve and other economic factors to determine an appropriate maturity profile for the Partners Fund’s investment portfolio consistent with the Partners Fund’s objective. In particular, the Adviser watches the yield spreads between higher and lower quality debt securities, between different sectors of the economy and between different types of debt securities to identify those securities that provide the highest yield at the best price. The Partners Fund may invest in debt securities of any maturity.

The Adviser monitors the companies in the Partners Fund’s portfolio to determine if there have been any fundamental changes in the companies. The Adviser may sell a security if, in its judgment:

•	The underlying company experiences a decline in financial condition

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•	The underlying company experiences a significant erosion in profitability, earnings or cash flow
•	The security is overvalued compared to its fundamentals
•	The Partners Fund’s holding of a security is overweighted compared to other holdings
•	There are negative trends in inflation, recession or interest rates

Temporary Defensive Position . In order to respond to adverse market, economic, political or other conditions, the Partners Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Partners Fund’s performance. The Partners Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Concepts to Understand

Common Stock means an ownership interest in a company that usually possesses voting rights and earns dividends.

Convertible Security means a security such as a preferred stock or bond that may be converted into a specified number of shares of common stock.

Corporate Note means a debt security with a short-term maturity, usually less than 5 years.

Debt Security means a security such as a bond or note that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.

Debenture means an unsecured debt backed only by the creditworthiness of the borrower, not by collateral.

Preferred Stock means a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Additional Information Regarding Principal Risk Factors

General Market Risk.  The Partners Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Partners Fund or the Partners Fund could underperform other investments. An investment in the Partners Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Events Risk. It is important that investors closely review and understand the risks of investing in the Partners Fund. T urbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on the Partners Fund.

Equity and Convertible Securities Risk. The value of the Partners Fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. The value of convertible securities tends to decline as interest rates rise and, because of the conversion, tends to vary with fluctuations in the market value of the underlying securities.

Foreign Securities Risk. Because the Partners Fund invests in foreign securities, an investment in the Partners Fund may have the following additional risks:

•
Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies denominated in U.S. dollars because foreign markets may be smaller and less liquid than U.S. markets

17

•	There may not be as much public information regarding foreign issuers, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards as are U.S. companies
•	Political and economic instability abroad may adversely affect the operations of foreign issuers and the value of their securities
•	Changes in foreign tax laws, exchange controls and policies on nationalization and expropriation also may affect the operations of foreign issuers and the value of their securities
•
Fluctuations in currency exchange rates and currency transfer restrictions may adversely affect the value of foreign securities, which may be determined or quoted in currencies other than the U.S. dollar

•	Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation
•	Foreign security registration, custody and settlement may be subject to delays or other operational and administrative problems
•	Certain foreign brokerage commissions and custody fees may be higher than those in U.S. markets
•
Dividends receivable on the foreign securities contained in the Partners Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Partners Fund’s shareholders

•
The Partners Fund is subject to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Partners Fund’s shares. The Partners Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Partners Fund’s calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Partners Fund prices its shares. Although the Partners Fund may fair value foreign securities in such instances, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Partners Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing

Certain of these risks may be greater for investments in issuers located in emerging or developing markets. These markets may be undercapitalized, may have underdeveloped legal and financial systems and/or may have less stable currencies as compared with markets of developed countries.

Large Capitalization Companies Risk . Large capitalization company stocks may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be slow to respond to challenges and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Small and Mid-Sized Capitalization Companies Risk . To the extent that the  Partners Fund invests in companies with small or mid-sized capitalizations, an investment in the  Partners Fund can have more risk than investing in larger, more established companies. An investment in the  Partners Fund may have the following additional risks:

•	Analysts and other investors typically follow these companies less actively, and, therefore, information about these companies is not always readily available
•
Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies

18

•	Changes in the value of smaller company stocks may not mirror the fluctuation of the general market
•	More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of small and mid-sized capitalization companies can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the  Partners Fund may exhibit a higher degree of volatility than the broader securities market.

Management Risk. The Partners Fund is actively managed and its performance therefore will reflect the Adviser's ability to make investment decisions which are suited to achieving the Partners Fund's investment objectives. Due to its active management, the Partners Fund could underperform other mutual funds with similar investment objectives.

Debt Securities Risk . Because the Fund invests in debt securities, it has the following additional risks:

•
The value of most debt securities falls when interest rates rise; typically, the longer a debt security’s maturity and the lower its credit quality, the more it is that the value of the debt security, whether or not investment grade, will fall in response to an increase in interest rates. This is because, among other reasons, higher interest rates may limit a lower credit quality issuer’s access to capital.

•	Issuers may prepay fixed rate securities when interest rates fall, forcing the Partners Fund to invest in securities with lower interest rates
•
The Partners Fund is subject to the risk that the financial condition of an issuer of a security held by the Partners Fund may cause the issuer to default or become unable to pay interest or principal due on the securities. This risk generally increases as security credit ratings decrease.

Non-Investment Grade Securities Risk. Securities rated below investment grade, i.e., BA or BB and lower (“junk bonds”) are subject to greater risk of loss than higher rated securities. Compared with issuers of investment grade fixed-income securities, junk bonds are more likely to encounter financial difficulties and to be materially affected by those difficulties.

Liquidity Risk. Certain fixed income securities held by the Partners Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Partners Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the Partners Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Non-Diversification Risk. The Partners Fund is non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Investing in a limited number of issuers exposes the Partners Fund to greater risk and losses than if its assets were more diversified.

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MANAGEMENT

The Global Equity Fund and the Partners Fund (individually, a “Fund” and collectively the “Funds”) are each a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The business of the Trust and the Funds is managed under the oversight of the Board. The Board oversees the Funds and meets periodically to review each Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Funds. Additional information regarding the Board and the Trust’s executive officers may be found in the Funds’ Statement of Additional Information ( the “SAI”) , which is available from the Funds’ website at www.beckmack.com .

Investment Adviser

The Funds’ Adviser is Beck, Mack & Oliver LLC (“BM&O” or the “Adviser”), 360 Madison Ave., 18th Floor, New York, New York 10017. BM&O has provided investment advisory and management services to clients since 1931. As of March 31, 201 1, the Adviser had approximately $4.3 billion of assets under management.

Subject to the general oversight of the Board, the Adviser makes investment decisions for each Fund. The Adviser receives an annual advisory fee from each Fund at an annual rate of 1.50% of the average daily net assets of the Global Equity Fund and 1.00% of the average daily net assets of the Partners Fund. The Adviser has contractually agreed to waive its fee and/or reimburse each Fund’s expenses to the extent that the Global Equity Fund’s Total Annual Fund Operating Expenses exceed 1.25% (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) or the Partners Fund’s Total Annual Fund Operating Expenses exceed 1.00% (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) through July 31, 201 2. The contractual waiver may be changed or eliminated only with the consent of the Board of Trustees.

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement between the Trust and the Adviser, on behalf of the Partners Fund is included in the annual report to the shareholders of the Fund for the period ended March 31, 201 1.

Portfolio Managers

Global Equity Fund. Messrs. David Rappa, Peter Vlachos and Robert Beck are jointly responsible for the day-to-day management of the Global Equity Fund and perform all the functions related to the management of the portfolio.

Mr. Rappa, Lead Portfolio Manager, has 13 years of experience in the investment industry and is responsible for the day-to-day management of the Global Equity Fund’s portfolio. Mr. Rappa served as a portfolio manager and an analyst during his tenure at Austin Investment Management, Inc. (“Austin”) starting in 1997, and is continuing in the same capacity at BM&O.

Mr. Vlachos, Co-Portfolio Manager, has 50 years of experience in the investment industry. Mr. Vlachos founded Austin in 1989 and the Global Equity Fund in 1993, and is continuing as a co-manager of the Global Equity Fund and as a portfolio manager and an analyst at BM&O.

Mr. Beck, Co-Portfolio Manager, has 30 years of investment management experience. Mr. Beck has been Senior Member of BM&O since 1998. Mr. Beck joined BM&O in 1986 and became a partner in 1988.

The Funds’ SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of securities in the Global Equity Fund by the portfolio managers .

Partners Fund. Mr. Zachary Wydra is responsible for the day-to-day management of the Partners Fund and

20

performs all the functions related to the management of the portfolio. Mr. Wydra, Portfolio Manager, has 14 years of experience in the investment industry and is responsible for the day-to-day management of the Fund’s portfolio. Mr. Wydra has served as a portfolio manager at BM&O since 2005, and was admitted to the Partnership in 2007.

The Funds’ SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager, and the ownership of securities in the Partners Fund by the portfolio manager .

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) provides certain administration, portfolio accounting and transfer agency services to the Fund s and the Trust and supplies certain officers to the Trust, including a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer , and an Anti-Money Laundering Compliance Officer and additional compliance support personnel .

Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s d istributor in connection with the offering of the Funds’ shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares.

The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Funds and the other series of the Trust based upon methods approved by the Board.  Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees, are charged directly to that class.  Certain service providers may reduce all or any portion of their fees and may reimburse certain expenses of the Funds.   With respect to the Partners Fund, Atlantic currently waives a portion of its fees for fund accounting, transfer agency, and administration services. Atlantic is not obligated to waive fees, and these fees waivers could be terminated at any time. Any agreement to reduce fees or reimburse expenses increases the investment performance of the Fund for the period during which the reduction or reimbursement is in effect and may not be recouped at a later date.

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YOUR ACCOUNT

How to Contact the Funds

Website Address:
www.beckmack.com

Telephone the Funds at:
(800) 943-6786 (toll free)

Fax the Funds at:
(207) 347-2195

Write to the Funds at:
BMO Funds
P.O. Box 588
Portland, ME 04112

Overnight address:
BMO Funds
c/o Atlantic Fund Services
Three Canal Plaza,
Ground Floor
Portland, ME 04101

Wire investments (or ACH payments) :
Please contact the Transfer Agent at (800) 943-6786 (toll-free) to obtain the ABA routing number and the account number for each Fund .

General Information

You may purchase or sell (redeem) shares of a Fund on each day that the NYSE is open for business . Under unusual circumstances , such as in the case of an emergency , a Fund may calculate its NAV and accept and process shareholder orders when the NYSE is closed .

You may purchase or sell shares of a Fund at the next NAV calculated (normally 4:00 p.m., E astern T ime) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. “Good order” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees.  All requests to purchase or sell Fund shares received in good order prior to that Fund’s close will receive that day’s NAV.  Requests received in good order after a Fund’s close or on a day when a Fund does not value its shares will be processed on the next business day and will receive the next subsequent NAV.   The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds do not issue share certificates.

If you purchase shares directly from a Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

Each Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. Each Fund reserves the right to refuse any purchase request including, but not limited to , requests that could adversely affect that Fund or its operations.

When and How NAV is Determined. Each Fund calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed.  The NYSE is open every weekday, Monday through Friday, except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.  NYSE holiday schedules are subject to change without notice.  The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.  To the extent that a Fund’s portfolio investments trade in markets on days when that Fund is not open for business, the value of that Fund’s assets may vary on those days.  In addition, trading in certain portfolio

22

investments may not occur on days that a Fund is open for business as markets or exchanges other than the NYSE may be closed.

The NAV of e ach Fund is determined by taking the market value of that Fund’s total assets, subtracting liabilities and then dividing the result (net assets) by the number of that Fund’s outstanding shares . Since the Funds invest in securities that may trade on foreign securities markets on days other than a Fund business day, the value of each Fund’s portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

Each Fund values securities for which market quotations are readily available , including certain open-end investment companies, at current market value , except for certain short-term securities which are valued at amortized cost. S ecurities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Investments in other open-end regulated investment companies are valued at their NAV.

Market quotations may not be readily available or may be unreliable if, among other things: (1) the exchange on which a Fund portfolio security is principally traded closes early; (2) trading in a portfolio security was halted during the day and did not resume prior to the time a Fund calculates its NAV; or (3) events occur after the close of the securities markets on which a Fund’s portfolio securities primarily trade but before the time as of which such Fund calculates its NAV.

If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to value such securities at fair value as determined in good faith using procedures approved by the Board.   The Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee , member s of which are appointed by the Board. Fair valuation may be based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quot es .

The Funds ’ investment s in foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time that the Fund values its portfolio securities.  In determining fair value prices of foreign securities, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S. or other relevant information as related to the securities.

Securities of smaller companies are also more likely to require a fair value determination because they may be thinly traded and less liquid than securities of larger companies.

Transactions through Financial Intermediaries. The Funds have authorized certain financial intermediaries, including the designees of such entities , to accept purchase, redemption and exchange orders on the Funds’ behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different than the policies and fees if you had invested directly in a Fund. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or other representative of your financial intermediary for more information.

23

All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day ( normally 4:00 p.m., Eastern Time ) and are processed the same day at that day’s NAV. To ensure that this occurs, the financial intermediaries are responsible for transmitting all orders to the Fund s in compliance with their contractual deadline s .

Payments to Financial Intermediaries. Each Fund and its affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in a Fund. To the extent that a Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund ’s t ransfer a gent and/or administrator .

The Adviser or another Fund affiliate, out of its own resources, may provide additional compensation to financial intermediaries.  Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating registered sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from a Fund or its affiliate(s), and the prospect of receiving such compensation may provide the financial intermediary with an incentive to recommend the shares of that Fund over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Funds’ overall obligation to deter money laundering under federal law. The Trust ’s Anti-Money Laundering Program is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, each Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authorit ies or applicable law. If your account is closed at the request of governmental or law enforcement authorit ies , you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the

24

disclosure of portfolio securities is available in the Funds’ SAI, which is available on the Funds’ website at http:// www.beckmack.com.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s A nti- Money L aundering P rocedures, the Funds do not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check). The Fund s and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of a Fund.

Checks. Checks must be made payable to the relevant Fund (i.e., “Beck, Mack & Oliver Global Equity Fund” or “Beck, Mack & Oliver Partners Fund”). For individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to the relevant Fund. A $20 charge may be imposed on any returned checks.

ACH. ACH refers to the Automated Clearing House system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. Instruct your U.S. financial institution with which you have an account to make a f ederal f unds wire payment to the Funds. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. Each Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment(1)	Minimum Additional Investment(1)
Standard Accounts	$2,500	$1,000
Retirement Accounts	$2,000	$1,000

(1)
No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms.

Each Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of Traditional or Roth Individual Retirement Accounts (“IRA”) in order to meet minimum investment amounts.

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Account Requirements. The following table describes the requirements to establish certain types of accounts in each Fund.

Type of Account		Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorships accounts are owned by one person. Joint accounts have two or more owners (tenants).	•	Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and may have tax benefits.	• •	Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. The custodian must sign in a manner indicating custodial capacity.
Corporations/Other	•
The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary’s certificate.

Trusts	• •	The trust must be established before an account may be opened. The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, f ederal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, each Fund will ask for your first and last name, U.S. tax payer identification number (“TIN”) , physical street address, date of birth, and other information or documents that will allow the Fund to identify you. If you do not supply the required information, th e Fund will attempt to contact you or, if applicable, your financial adviser. If a Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may be subject to a gain or loss on Fund shares . You will be subject to any related taxes and will not be able to recoup any redemption fees assessed , if applicable . If the Fund has not yet received payment for the shares being sold, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

Policy on Prohibition of Foreign Shareholders. Each Fund requires that all shareholders be U.S. persons  or U.S. resident aliens   with a valid TIN (or who can show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

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Investment Procedures .   The following table describes the procedures for investing in each Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary	Through a Financial Intermediary
•	Contact your financial intermediary using the method that is most convenient for you .	•	Contact your financial intermediary using the method that is most convenient for you .
By Check	By Check
•	Call , write or e-mail the Fund or visit the Funds’ website for an account application .	•	Fill out an investment slip from a confirmation or write the Fund a letter .
•	Complete the application (and other required documents, if applicable) .	•	Write your account number on your check .
•	Mail the Fund your original application (and other required documents, if applicable) and a check .	•	Mail the Fund the investment slip or your letter and the check .
By Wire	By Wire
•	Call , write or e-mail the Fund or visit the Funds’ website for an account application .	•	Instruct your U.S. financial institution to wire your money to the Fund.
•	Complete the application (and other required documents, if applicable) .
•	Call the Fund to notify the transfer agent that you are fax ing your complete d application (and other required documents, if applicable) . The transfer agent will assign you an account number .
•	Mail the Fund your original application (and other required documents, if applicable) .
•	Instruct your U.S. financial institution to wire you r money to the Fund.
By ACH Payment	By ACH Payment
•	Call , write or email the Fund or visit the Funds’ website for an account application .	•	Call to request a purchase by ACH payment .
•	Complete the application (and other required documents, if applicable) .	•	The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified in your account application . Purchases are limited to $25,000 per day.
•	Call the Fund to notify the transfer agent that you are fax ing your complete application (and other required documents, if applicable) . The transfer agent will assign you an account number .
•	Mail the Fund your original application (and other required documents, if applicable) .
•	The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified in your account application . Purchases are limited to $25,000 per day.

Systematic Investments. You may establish a systematic investment plan to invest automatically a specifi c amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $250 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application.  Your signed account application must be received at least three business days prior to the

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initial transaction.  The Funds may terminate or modify this privilege at any time.  You may terminate your participation in a systematic investment plan by notifying the Funds at least two days in advance of the next withdrawal.

Limitations on Frequent Purchases.   The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Funds’ policy to discourage short-term trading. Frequent trading in a Fund, such as trades seeking short-term profits from market momentum, time zone arbitrage and other timing strat egies may interfere with the management of that Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, a Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Funds do not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to a Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. Each Fund reserves the right to cancel, restrict or, reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by payment.

Because the Funds receive purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, a Fund cannot always detect frequent purchases and redemption. As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

The sale or exchange of Fund shares is subject to a redemption fee of 2.00% of the current NAV of shares redeemed for any sale of shares made within 60 days from the date of purchase. See “Selling Shares – Redemption Fee” and “Exchange Privileges.”

The investment in foreign securities may make a Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the net asset value of that Fund’s shares. Each Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to that Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. Although a Fund may fair value foreign securities in such instances and may undertake other measures to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbi trage opportunities in the pricing of a Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

Each Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect a Fund or its operations.

Canceled or Failed Payments.  Each Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase due to non - payment.

Selling Shares

R edemption orders received in good order will be processed at the next calculated NAV. The right of

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redemption may not be suspended, except for any period during which:  (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the “SEC”)   determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (3) the SEC has entered a suspension order permit for the protection of the shareholders of the Fund.

If the Fund has not yet collected payment for the shares being sold, it may delay sending redemption proceeds until such payment is collected, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary
•	If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.
By Mail
•	Prepare a written request including:
	•	y our name(s) and signature(s) ;
	•	y our account number ;
	•	t he Fund name ;
	•	t he dollar amount or number of shares you want to sell ;
	•	h ow and where to send the redemption proceeds ;
	•	a Medallion S ignature G uarantee (if required) ; and
	•	other documentation (if required) .
•	Mail the Fund your request and documentation .
By Telephone
•	Call the Fund with your request , unless you declined telephone redemption privileges on your account application .
•	Provide the following information:
	•	y our account number ;
	•	e xact name(s) in which the account is registered ; and
	•	a dditional form of identification .
•	Redemption proceeds will be m ailed to you by check or e lectronically credited to your account at the U.S. financial institution identified on your account application.
By Systematical Withdrawal
•	Complete the systematic withdrawal section of the application .
•	Attach a voided check to your application .
•	Mail us your completed application .
•	Redemption proceeds will be m ailed to you by check or e lectronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone unless you declined

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telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specifi c amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. P ayments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application.  The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.  You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of a Fund’s shares and may result in a gain or loss for federal income tax purposes.  Please call (800) 943-6786 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Fund s against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. W ritten instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•	written requests to redeem $100,000 or more;
•	changes to a shareholder’s record name or account registration;
•	paying redemption proceeds from an account for which the address has changed within the last 30 days;
•	sending redemption and distribution proceeds to any person, address or financial institution account not on record;
•	sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and
•	adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account.

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Redemption Fee. If you redeem your shares within 60 days of purchase, you will be charged a 2.00% redemption fee. The fee is charged for the benefit of the Fund’s remaining shareholders and will be paid to the relevant Fund to help offset transaction costs. To calculate the redemption fee ( after first redeeming any shares associated with reinvested distributions ), the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares in the account.

The following redemptions are exempt from application of the redemption fee if you request the exemption at the time the redemption request is made:

•	redemption of shares in a deceased shareholder’s account;
•	redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);
•	redemption of shares purchased through a dividend reinvestment program;
•	redemption of shares pursuant to a systematic withdrawal plan;
•	redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code (“IRC”) or a plan operating consistent with Section 403(b) of the IRC; and

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•	redemptions from share transfers, rollovers, re-registrations within the same fund or conversions from one share class to another within the Fund, if applicable.

Each Fund may require appropriate documentation of eligibility for exemption from application of the redemption fee.

Certain financial intermediaries that collect a redemption fee on behalf of a Fund may not recognize one or more of the exceptions to the redemption fee listed above . Financial intermediaries may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on a Fund ’s shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the financial intermediary or refer to the customer’s account agreement or plan document for information about how the redemption fee is treated.  If a financial intermediary that maintains an account with the transfer agent for the benefit of its customers collects a redemption fee for the Fund, no redemption fee will be charged directly to the financial intermediary’s account by the Fund.

Small Account Balances . If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If after 60 days the account value is still below the minimum balance, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance
Beck, Mack & Oliver Global Equity Fund
Standard Accounts	$1,000
Retirement Accounts	$500
Beck, Mack & Oliver Partners Fund
Standard Accounts	$1,000
Retirement Accounts	$500

Redemptions i n Kind. Pursuant to an election filed with the SEC , each Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. If a F und redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities , the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.  In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund. Please see the SAI for more detail s on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund . In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but will be held in a  different account . Any of your unclaimed property may be transferred to the state of your last known address   if no activity occurs in your account within the time period specified by that state’s law .

Exchang ing Shares

You may exchange Fund shares for shares of other Beck, Mack & Oliver F unds. For a list of funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. Funds available for exchange may not be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences. Exchanges may also be subject to the Fund’s redemption fee. See “Selling Shares – Redemption Fee.”

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Requirements. You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange
Through a Financial Intermediary
•	Contact your financial intermediary by the method that is most convenient for you .
By Mail
•	Prepare a written request including:
	•	y our name(s) and signature(s) ;
	•	y our account number ;
	•	t he name of each F und you are exchanging ;
	•	t he dollar amount or number of shares you want to sell (and exchange) ;
	•	a Medallion S ignature G uarantee (if required) ; and
	•	other documentation (if required).
•	Complete a new account application if you are requesting different shareholder privileges in the Fund into which you are exchanging.
•	Mail the Fund your request and documentation.
By Telephone
•	Call the Fund with your request , unless you declined telephone redemption privileges on your account application .
•	Provide the following information:
	•	y our account number ;
	•	e xact name(s) in which the account is registered ; and
	•	a dditional form of identification .

Retirement Accounts

You may invest in shares of each Fund through an IRA, including traditional and Roth IRAs , also known as “Qualified Retirement Accounts.” Each Fund may also be appropriate for other retirement plans. Before investing in an IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is attributed.

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OTHER INFORMATION

Distributions and Dividend Reinvestments

Each Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by a Fund will be distributed at least annually.

Most investors have their income dividends and capital gain distributions (each, a “distribution”) reinvested in additional shares of a Fund. If you choose this option, or if you do not indicate any choice, your distribution s will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, i f you do not elect to have the proceeds reinvested, and a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For f ederal income tax purposes, distributions from non-qualified retirement accounts are treated the same whether they are received in cash or reinvested.

Taxes

Each Fund generally intends to operate in a manner such that it will not be liable for f ederal income or excise taxes.

A Fund’s distributions of net investment income and net short-term capital gain are taxable to you as ordinary income. A Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis. A portion of the dividends paid by a Fund may be eligible for the dividends-received deduction for corporate shareholders.

A portion of a Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum f ederal income tax of 15% (0% for individuals in lower tax brackets) through 2012. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

A distribution reduces the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the distribution even though the distribution represents a partial return of your investment.

The sale (redemption) of Fund shares is generally taxable for f ederal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares.

A Fund will be required to withhold f ederal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide that Fund with your correct TIN or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject

33

to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your f ederal income tax liability once you provide the required information or certification.

After December 31 of each year, each Fund will mail you reports containing information about the income tax classification of distributions paid during the year. For further information about the tax effects of investing in a Fund, please see the SAI and consult your tax advisor.

Organization

The Trust is a Delaware statutory trust , and each Fund is a series thereof. The Funds do not expect to hold shareholders’ meetings unless required by f ederal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholder s’ meetings, unless a matter relates only to specific series (such as the approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information in the table for the years ended March 31, 2009 through March 31, 201 1 , has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request. The information for the years ended March 31, 200 7 through March 31, 2008 was audited by the Fund’s previous independent public accounting firm.

Beck, Mack & Oliver Global Equity Fund

	For the Years Ended March 31,
	2011	2010	2009	2008	2007
NET ASSET VALUE, Beginning of Year	$17.96	$11.99	$20.34	$22.78	$21.97
INVESTMENT OPERATIONS
Net investment income (a)	0.13	0.11	0.12	0.07	0.11
Net realized and unrealized gain (loss)	2.42	5.90	(8.12)	(0.64)	2.69
Total from Investment Operations	2.55	6.01	(8.00)	(0.57)	2.80
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.23)	(0.04)	—	(0.53)	(0.46)
Net realized gain	—	—	(0.35)	(1.34)	(1.53)
Total Distributions to Shareholders	(0.23)	(0.04)	(0.35)	(1.87)	(1.99)
REDEMPTION FEES (a)	— (b)	—	—	— (b)	— (b)
NET ASSET VALUE, End of Year	$20.28	$17.96	$11.99	$20.34	$22.78
TOTAL RETURN	14.24%	50.16%	(39.51)%	(3.32)%	13.22%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$105,157	$66,169	$36,259	$55,437	$54,280
Ratios to Average Net Assets:
Net investment income	0.68%	0.69%	0.73%	0.29%	0.49%
Net expense	1.25%	1.34%	1.75%	1.75%	1.90%
Gross expense (c)	1.97%	2.20%	2.28%	2.07%	2.28%
PORTFOLIO TURNOVER RATE	122%	54%	56%	51%	26%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

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Beck, Mack & Oliver Partners Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the period ended March 31, 2010 through March 31, 2011 , has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

	For the Year Ended March 31, 2011	December 1, 2009 (a) through March 31, 2010
NET ASSET VALUE, Beginning of Period	$10.66	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.11	0.03
Net realized and unrealized gain	2.25	0.64
Total from Investment Operations	2.36	0.67
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.10)	(0.01)
Net realized gain	(0.39)	—
Total Distributions to Shareholders	(0.49)	(0.01)
REDEMPTION FEES (b)	— (c)	—
NET ASSET VALUE, End of Period	$12.53	$10.66
TOTAL RETURN	22.62%	6.70	% (d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$26,481	$19,218
Ratios to Average Net Assets:
Net investment income	1.03%	0.86	% (e)
Net expense	1.00%	1.00	% (e)
Gross expense (f)	2.13%	2.56	% (e)
PORTFOLIO TURNOVER RATE	49%	17	% (d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

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BECK, MACK & OLIVER GLOBAL EQUITY FUND (BMGEX)
BECK, MACK & OLIVER PARTNERS FUND (BMPEX)

FOR MORE INFORMATION

Annual/Semi-Annual Reports
Additional information about the Funds’ investments is available in the Funds’ annual/semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Funds
You may obtain free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

BECK, MACK & OLIVER GLOBAL EQUITY FUND
BECK, MACK & OLIVER PARTNERS FUND
c/o Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(800) 943-6786 (toll free)

The Funds’ P rospectus, SAI and annual/semi-annual reports and a description of the policies and procedures with respect to the disclosure of the Funds’ portfolio securities are available without charge on the Funds’ website at www.beckmack.com

Securities and Exchange Commission Information
You may also review the Funds’ annual/semi-annual reports, SAI and other information about the Funds at the Public Reference Room of the
Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the
SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549
E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the SEC’s website at www.sec.gov.

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Portland, Maine 04101
http://www.foreside.com

Investment Company Act File No. 811- 0 3023

229-PRU-0811

Statement of Additional Information

August 1, 201 1

Investment Adviser:
Beck, Mack and Oliver LLC
360 Madison Ave., 18th Floor
New York, New York 10017

Account Information and Shareholder Services:
Attn: Transfer Agent
Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(800) 943-6786
www.beckmack.com
Beck, Mack & Oliver Global Equity Fund (BMGEX)
Beck, Mack & Oliver Partners Fund (BMPEX)

This Statement of Additional Information (the “SAI”) supplements the Prospectus dated August 1, 201 1 , as may be amended from time to time, offering shares of Beck, Mack & Oliver Global Equity Fund and Beck, Mack & Oliver Partners Fund (each a “Fund”; together the “Funds”) (the “Prospectus”), each a separate series of Forum Funds, a registered, open-end management investment company. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Services (“Atlantic”) at the address or telephone number listed above. You may also obtain the Prospectus on the Funds’ website listed above.   This SAI is incorporated by reference into the Funds’ Prospectus.  In other words, it is legally a part of the Prospectus.

Financial Statements for the Funds for the fiscal year ended March 31, 201 1 , included in the Annual Report to shareholders, are incorporated by reference into, and legally are a part of, this SAI. Copies of the Funds’ Annual Report may be obtained, without charge and upon request , by contacting Atlantic at the address, telephone number or website listed above.

Contents

INVESTMENT POLICIES AND RISKS	4
A. Security Ratings Information	4
B. Equity Securities	4
C. Debt Securities	6
D. Foreign Securities	10
E. Foreign Securities Forward Contracts	11
F. Options and Futures Contracts	12
G. Leverage Transactions	13
H. Illiquid and Restricted Securities	15
I. Custody Risk	15
J. Investment Company Securities	15
K. Temporary Defensive Position and Cash Investments	16
L. Non-Diversification	16
INVESTMENT LIMITATIONS	16
A. Fundamental Limitations	17
B. Non-Fundamental Limitations	17
BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS	18
A. Board of Trustees	18
B. Principal Officers of the Trust	21
C. Ownership of Securities of the Adviser and Related Companies	21
D. Information Concerning Trust Committees	21
E. Compensation of Trustees and Officers	22
F. Investment Adviser	22
G. Distributor	24
H. Other Fund Service Providers	25
PORTFOLIO TRANSACTIONS	26
A. How Securities are Purchased and Sold	26
B. Commissions Paid	27
C. Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers	27
D. Counterparty Risk	27
E. Transactions through Affiliates	27
F. Other Accounts of the Adviser	27
G. Portfolio Turnover	28
H. Securities of Regular Broker-Dealers	28
I. Portfolio Holdings	28
PURCHASE AND REDEMPTION INFORMATION	29
A. General Information	29
B. Additional Purchase Information	29
C. Additional Redemption Information	29

TAXATION	30
A. Qualification for Treatment as a Regulated Investment Company	30
B. Fund Distributions	31
C. Certain Tax Rules Applicable to Fund Transactions	32
D. Federal Excise Tax	33
E. Redemption or Exchange of Shares	33
F. Backup Withholding	34
G. State and Local Taxes	34
H. Foreign Income Tax	34
OTHER MATTERS	34
A. The Trust and Its Shareholders	34
B. Fund Ownership	35
C. Limitations on Shareholders’ and Trustees’ Liablility	35
D. Proxy Voting Procedures	35
E. Code of Ethics	36
F. Registration Statement	36
G. Financial Statements	36
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS	A-1
APPENDIX B – MISCELLANEOUS TABLES	B-1
APPENDIX C - PROXY VOTING PROCEDURES	C-1

INVESTMENT POLICIES AND RISKS

Beck, Mack & Oliver Global Equity Fund (the “Global Equity Fund”) is a diversified series of Forum Funds, a Delaware statutory trust ( the “ Trust ”) . Beck, Mack & Oliver Partners Fund (the “Partners Fund”) is a non-diversified series of the Trust. The following are descriptions of permitted investments and investment practices of Beck, Mack & Oliver Global Equity Fund and Beck, Mack & Oliver Partners Fund and the associated risks.  The Funds will invest in any of the following instruments or engage in any of the following investment practices if such investment or practice is consistent with each Fund’s investment objective.   Please see the Prospectus for a discussion of each Fund’s investment objective, principal investment strategies and principal risks of investing in the Funds.

A.	Securities Ratings Information

The Funds’ investments in fixed-income, preferred and convertible securities are subject to credit risk relating to the financial condition of the issuers of the securities . The Funds may purchase unrated convertible securities if, at the time of purchase, Beck, Mack & Oliver LLC ( the “ Adviser ”) believes that they are of comparable quality to rated securities that the Funds may purchase.

The lowest ratings that are investment grade for corporate bonds, including convertible bonds, are “Baa” in the case of Moody’s Investor Service, Inc. (“Moody’s”) and “BBB” in the case of Standard & Poor’s Financial Services, LLC, a division of the McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”); for preferred stock the lowest ratings are “Baa” in the case of Moody’s and “BBB” in the case of S&P. Each Fund may invest up to 10% of its total assets in non-investment grade debt securities. Non-investment grade debt securities (commonly known as “junk bonds”) have significant speculative characteristics and generally involve greater volatility of price than investment grade securities. Unrated securities may not be as actively traded as rated securities. The Funds may retain securities whose rating have been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Funds. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody’s, S&P and other organizations provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. The Funds may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser will determine whether that Fund should continue to hold the obligation. To the extent that a rating change s as a result of changes in an organization or its rating systems, the Adviser may attempt to substitute comparable ratings or to use such information to determine whether a Fund should continue to hold the obligation . Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. The rating of an issuer reflects potential developments related to the issuer and may not necessarily reflect actual outcomes. An issuer’s current financial condition may be better or worse than a rating indicates.

The Adviser continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Adviser primarily relies on its own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions and other factors in its determination. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer. Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type.

B.	Equity Securities

1.	Common and Preferred Stock

General. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company because it is typically subordinate to other securities issued by an issuer. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Risks. The fundamental risk of investing in common and preferred stock is the possibility that the value of the stock might decrease. Stock values fluctuate in response either to the activities of an individual company or to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2.	Convertible Securities

General. The Funds may invest in convertible securities. The Global Equity Fund may invest up to 35% of its assets in convertible securities. To limit credit risk, the Global Equity Fund may only invest in: (1) convertible debt securities that are rated B or higher by Moody’s or S&P at the time of purchase; and (2) preferred stock rated B or higher by Moody’s or S&P at the time of purchase. The Global Equity Fund will limit its investment in convertible securities rated below BBB by S&P or Baa by Moody’s to 10% of its total assets. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinate to comparable non- convertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund holding such convertible security will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Risks. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

3.	Warrants

General. The Global Equity Fund may invest up to 5% of the value of its total assets in warrants. The Partners Fund may invest up to 10% of the value of its total assets in warrants. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Risks. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4.	Depositary Receipts

General. The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets. The Funds invest in depositary receipts in order to obtain exposure to foreign securities markets.

Risks. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation either to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

C.	Debt Securities

1.	General Debt Securities

Corporate Debt Obligations. The Funds may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than nine months. In addition, the Funds may invest in corporate debt securities registered and sold in the United States by foreign issuers ( sometimes called Yankee bonds) and those sold outside the United States by foreign or U.S. issuers ( sometimes called Eurobonds). The Funds may only invest in commercial paper that is rated in one of the two highest short-term rating categories by an organization providing ratings or, if unrated, is judged by the Adviser to be of comparable quality.

Financial Institution Obligations. The Funds may invest in financial institution obligations. Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers’ acceptances. To the extent it invests in financial institution obligations, the Funds may invest in negotiable certificates of deposit and bankers’ acceptances issued by commercial banks doing business in the United States that are insured by the Federal Deposit Insurance Corporation. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Certificates of deposit which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Funds but may be subject to early withdrawal penalties that could reduce the Funds’ performance.

U.S. Government Securities. The Funds may invest in U.S. Government Securities.  U.S. Government Securities include:  (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued by the Federal Housing Administration (“FHA”), Government National Mortgage Association (“GNMA”), the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FHA and the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government but are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or the Federal Home Loan Banks).  These U.S. Government-sponsored entities, which although chartered and sponsored by Congress, are not guaranteed nor insured by the U.S. Government.  They are supported by the credit of the issuing agency, instrumentality or corporation.  The range of maturities of U.S. Government Securities is usually three months to thirty years.  In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.  Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”).  The FHFA and the U.S. Treasury (through its agreement to purchase Freddie Mac and Fannie Mae preferred stock) have imposed strict limits on the size of their mortgage portfolios.  While the MBS purchase programs ended in 2010, the U.S. Treasury continues its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012.  While the U.S. Treasury is committed to offset negative equity at Freddie Mac and Fannie Mae through its preferred stock purchases through 2012, no assurance can be given that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Freddie Mac and Fannie Mae will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date.

In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans.  The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down Fannie Mae and Freddie Mac by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio.  Serious discussions among policymakers continue, however, as to whether Freddie Mac and Fannie Mae should be nationalized, privatized, restructured, or eliminated altogether.  Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.  Importantly, the future of Freddie Mac and Fannie Mae is in serious question as the U.S. Government considers multiple options.

The Funds may also invest in separated or divided U.S. Government Securities.  These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments as well as the security itself.  When the Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future.  The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures.  The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased.  Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity.  The market values of these securities are much more susceptible to change in market interest rates than income-producing securities.  These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

The Funds may also purchase certificates not issued by the U.S. Department of the Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Department of the Treasury.  The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder.  These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

Mortgage-Related Securities. The Funds may invest in mortgage-related securities. Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of one to four family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Funds may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro   rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities’ effective maturities.

Mortgage- Backed Securities.  The Funds may invest in mortgage-backed securities, including collateralized mortgage obligations and mortgage pass-through securities.  These securities represent interests in pools of mortgage loans.  The payments of principal and interest on the underlying loans pass through to investors.  Although the underlying mortgage loans are for specified periods of time, such as fifteen to thirty years, the borrowers can, and typically do, repay them sooner.  Thus, the security holders may receive prepayments of principal, in addition to the principal, which is part of the regular monthly payments.

There are three types of interest rate related risks associated with mortgage-backed securities.  The first is interest rate risk.  The values of mortgage-backed securities will generally fluctuate inversely with interest rates.  The second is prepayment risk.  This is the risk that borrowers will repay their mortgages earlier than anticipated.  A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest.  Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.  The third is extension risk.  When interest rates rise, prepayments often drop, which should extend the average maturity of the mortgage-backed security.  This makes mortgage-backed securities more sensitive to interest rate changes.

Mortgage-backed securities may also be subject to credit risk.  Payment of principal and interest on most mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by U.S. Government agencies whose obligations are backed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or may be guaranteed by agencies or instrumentalities of the U.S. Government whose obligations are not backed by the full faith and credit of the U.S. Government (such as Fannie Mae or Freddie Mac).  See “U.S. Government Securities.” Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers).  Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Privately Issued Mortgage-Related Securities. The Funds may invest in privately issued mortgage-backed securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-related securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-related securities is smaller and less liquid than the market for mortgage-related securities issued by U.S. government issuers.

Stripped Mortgage-Related Securities. The Funds may invest in stripped mortgage-related securities. Stripped mortgage-related securities are multi-class mortgage-related securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-related securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Adjustable Rate Mortgage Securities. The Funds may invest in adjustable rate mortgage securities (“ARMs”), which are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, the Funds could suffer some principal loss if the Funds sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

Collateralized Mortgage Obligations. The Funds may invest in collateralized mortgage obligations (“CMOs”), which are multiple-class debt obligations that are fully collateralized by mortgage-related pass-through securities or by pools of mortgages (“Mortgage Assets”). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and have multiple classes similar to those of CMOs. Payments of principal and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-related securities (“PAC Bonds”) are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities.

Variable and Floating Rate Securities. The Funds may invest in variable and floating rate securities. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates ( called the underlying index ). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters ). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security’s market value while increasing the security’s yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Funds might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Funds intend to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Funds may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Funds to dispose of the instrument during periods that the Funds are not entitled to exercise any demand rights it may have. The Funds could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Funds’ investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Lower Rated / High-Yield Securities. Each Fund may invest up to 10% of its net assets in fixed income securities rated below investment grade. These securities are commonly referred to as “high yield securities” and “junk bonds” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities significantly.

2.	General Debt Securities Risks

The market value of the interest-bearing fixed income securities held by the Funds will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. As a result, an investment in the Funds is subject to risk even if all fixed income securities in the Funds’ investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Credit Risk. The Funds’ investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Funds hold. To limit credit risk, the Funds will generally buy debt securities that are rated by an organization providing ratings in the top four long-term rating categories or in the top two short-term rating categories.

The Funds may retain a security that ceases to be rated or whose rating has been lowered below the Funds’ lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Funds. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

The Funds may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may not be as actively traded as rated securities.

Mortgage-Related Securities. The value of mortgage-related securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Funds to successfully utilize mortgage-related securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some mortgage-related securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-related security will influence the yield of that security, affecting the Funds’ yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Funds to the extent they retain the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates then those of its previous investments. If this occurs, each Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-related securities, reducing their sensitivity to changes in market interest rates. To the extent that the Funds purchase mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-related securities may contain elements of credit enhancement, consisting of either: (1) liquidity protection; or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Funds will not pay any additional fees for credit enhancements for mortgage-related securities, although the credit enhancement may increase the costs of the mortgage-related securities.

3.	Lower Rated / High-Yield Securities Risks.

Interest Rate and Economic Risk. As with all debt securities, the market prices of high yield securities tend to decrease when interest rates rise and increase when interest rates fall. The prices of high yield securities also will fluctuate greatly during periods of economic uncertainty and changes resulting in changes in each Fund’s net asset value. During these periods, some high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing. In addition, the Funds may need to replace or sell a high yield security that it owns at unfavorable prices or returns. Accordingly, such high yield securities held by the Funds may affect its net asset value and performance adversely during such times.

In a declining interest rate market, if an issuer of a high-yield security containing a redemption or call provision exercises either provision, the Funds would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Funds experience unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. While it is impossible to protect entirely against this risk, diversification of the Funds’ investment portfolio and the Adviser’s careful analysis of prospective investment portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the Funds’ investment portfolio.

Liquidity Risk and Valuation. The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities. During periods of economic uncertainty or adverse economic changes, the market may be further restricted. Under these conditions, the Funds may have to dispose of its high yield securities at unfavorable prices or below fair market value. In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public’s perception of the junk bond market. It may be difficult to assess the value of high yield securities during these times. Consequently, any of these factors may reduce the market value of high yield securities held by the Funds.

D.	Foreign Securities

The Funds may invest in foreign securities. The Global Equity Fund limits the amount of its total assets that may be invested in any one country or denominated in one currency (other than the U.S. dollar) to 25%. The Partners Fund limits the amount of its holdings in the stock of any foreign corporation to less than 10% of voting power or value of stock. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Funds’ assets.

Dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities. Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and each Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund’s income has been earned and computed in U.S. dollars may require that Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, that Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Certain of these risks may be greater for investments in issuers located in emerging or developing markets. These markets may be undercapitalized, may have underdeveloped legal and financial systems or may have less stable currencies as compared with markets of developed countries.

E.	Foreign Securities Forward Contracts

1.	General

The Global Equity Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be “derivatives” — financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Global Equity Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Global Equity Fund may enter into forward contracts to hedge against risks arising from securities the Global Equity Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Global Equity Fund does not intend to enter into forward contracts on a regular or continuing basis. The Global Equity Fund will not have more than 25% of its total assets committed to forward contracts or maintain a net exposure to forward contracts that would obligate the Global Equity Fund to deliver an amount of foreign currency in excess of the value of the Portfolio’s investment securities or other assets denominated in that currency.

If the Global Equity Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Global Equity Fund into the currency. The Global Equity Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

2.	Risks

Foreign currency transactions involve certain costs and risks. The Global Equity Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Global Equity Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Global Equity Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Global Equity Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

F.	Options and Futures Contracts

1.	General

The Global Equity Fund may purchase or write (sell) put and call options to hedge against either a decline in the value of securities owned by the Global Equity Fund or an increase in the price of securities that the Global Equity Fund plans to purchase. The Global Equity Fund may purchase or write (sell) options on securities, currencies and stock indices. The Global Equity Fund may also invest in stock index and foreign currency futures contracts and options on those contracts. The Global Equity Fund may purchase put and call options written by others and may write covered calls. The Global Equity Fund may not write puts on futures contracts and may only write covered put options on securities, foreign currencies and stock indices to affect closing transactions. The Global Equity Fund may only invest in options that trade on an exchange or over-the-counter.

The Partners Fund may purchase or write (sell) put and call options on stock indices to hedge against declines in the value of the portfolio resulting from market conditions or as a hedge against securities that the Partners Fund plans to purchase at a later date. The Partners Fund will not use stock index options for speculative purposes and may only write covered put options on stock indices to affect closing transactions. The Partners Fund may only invest in options that trade on a national securities exchange or board of trade.

The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

2.	Options and Futures Strategies

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

Options on Foreign Currency. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security or currency, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts and Index Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

3.	Limitations on Options and Futures Transactions

The Global Equity Fund will not sell futures contracts, buy put options and write call options if, as a result, more than 25% of the Global Equity Fund’s total assets would be hedged through the use of options and futures contracts. The Global Equity Fund will not buy futures contracts or write put options whose underlying value exceeds 25% of the Global Equity Fund’s total assets. The Global Equity Fund will not purchase call options if the value of option premiums purchased would exceed 5% of the Global Equity Fund’s total assets.

4.	Risks of Options and Futures Transactions

There are certain investment risks associated with options on stock indices and futures transactions. These risks include: (1) dependence on the Adviser’s ability to predict fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the indices hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Funds invest; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Funds’ ability to limit exposures by closing its positions.

Other risks include the inability of the Funds, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Funds. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day. The Funds may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. The Funds may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Funds’ activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Funds’ yield.

G.	Leverage Transactions

1.	General

The Funds may use limited leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Funds through such an investment technique is used to make additional investments. Borrowing for other than temporary or emergency purposes, entering into repurchase agreements, and purchasing securities on a when-issued, delayed delivery or forward commitment basis are transactions involving leverage. The Global Equity Fund may borrow money to purchase securities for investment when its outstanding borrowings equal less th an 5% of total assets. The Partners Fund may borrow money to purchase securities for investment when its outstanding borrowings equal less th an 10% of total assets. The Funds use these investment techniques only when the Adviser believes that the leveraging and the returns available to the Funds from investing the cash will provide investors a potentially higher return.

Senior Securities. Pursuant to Section 18(f)(1) of the Investment Company Act of 1940, as amended, and including rules and regulations, SEC interpretations and any exemptive order or interpretive relief applicable to the Fund (“ 1940 Act ”) , the Funds may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Funds shall be permitted to borrow from any bank as described below.

Repurchase Agreements and Securities Lending. The Global Equity Fund may lend portfolio securities or participate in repurchase agreements in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. The Partners Fund may participate in repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. Government securities in an amount up to 33 1/3% of its total assets. The Partners Fund does not intend to lend portfolio securities at the present time.

Repurchase agreements are transactions in which a Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If a Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) that Fund pays in arranging the loan. The Fund may share the interest received on the collateral securities with the borrower. The terms of the Fund ' s loans permit the

Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of  the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

Securities loans and repurchase agreements are generally subject to the segregated account requirement described below.

Borrowing and Reverse Repurchase Agreements. The Global Equity Fund may borrow up to 5% of its total assets for investment purposes. The Partners Fund may borrow up to 10% of its total assets for investment purposes. The Funds may also borrow to meet redemption requests, provided that such borrowings do not exceed 33 1/3% of such Fund’s total assets (computed immediately after the borrowing).

The Global Equity Fund may also enter into reverse repurchase agreements. The Partners Fund may not invest in reverse repurchase agreements. Entering into reverse repurchase agreements is not subject to the Global Equity Fund’s 5% limitation with respect to borrowing money. P urchasing securities on a when-issued, delayed delivery or forward delivery basis  is not subject to the Global Equity Fund’s 5% limitation or the Partners Fund’s 10% limitation with respect to borrowing money. A reverse repurchase agreement is a transaction in which a Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the security from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold security. An investment of the Global Equity Fund’s assets in reverse repurchase agreements will increase the volatility of the Global Equity Fund’s net asset value per share (“ NAV ”) . The Global Equity Fund will use the proceeds of reverse repurchase agreements to fund redemptions or to make investments. If a Fund were required to pledge assets to secure borrowing, it could pledge no more than 33 1/3% of its assets.

When-Issued Securities and Forward Commitments. The Funds may purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, that Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. However, n o when-issued or forward commitments will be made by the Global Equity Fund if, as a result, more than 10% of the value of the Global Equity Fund’s total assets would be committed to such transactions.

2.	Risks

Leverage creates the risk of magnified capital losses. Borrowings and other liabilities that exceed the equity base of the Funds may magnify losses incurred by the Funds. Leverage may involve the creation of a liability that requires the Funds to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Funds’ shares and the relatively greater effect on the NAV of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Funds are able to realize a net return on their investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Funds than if the Funds were not leveraged.

Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, that Fund’s use of leverage would result in a lower rate of return than if such Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for that Fund to liquidate certain of its investments at an inappropriate time.

Segregated Accounts. In order to attempt to reduce the risks involved in various transactions involving leverage, the Funds’ custodian, Union Bank, N.A. (the “ Custodian ”) , to the extent required by applicable rules or guidelines, will designate and maintain on the books and records of the applicable Fund , or in a segregated account, cash and liquid securities. The assets’ value, which is marked to market daily, will be at least equal to each Fund’s commitments under these transactions.

H.	Illiquid and Restricted Securities

1.	General

Each Fund will not invest more than 15% of its net assets (taken at current value) in illiquid securities.

The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933, as amended, and including rules and regulations as promulgated thereunder (“ 1933 Act ”)(“Restricted Securities”).

Each Fund will not invest more than 10% of its net assets (taken at current value) in Restricted Securities.

A liquid market exists for certain Restricted Securities and the Adviser, pursuant to policies approved by the Board, may determine that certain Restricted Securities are not illiquid. These securities are not subject to the Funds’ investment limitations on illiquid securities and Restricted Securities.

2.	Risks

Limitations on resale may have an adverse effect on the marketability of a security, and the Funds might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Funds might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3.	Determination of Liquidity

The Board of Trustees of the Trust (the “ Board ”) has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of broker- dealers to undertake to make a market in the security, and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

I.	Custody Risk

Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Acquiring, holding, and transferring interests in securities by book-entry through any security intermediary is subject to the laws and contractual provisions governing the relationship with the intermediary, as well as the laws and contractual provisions governing the relationship with the intermediary, as well as the laws and contractual provisions governing the relationship between such intermediary and each other intermediary, if any, standing between themselves and the individual security.

Low trading volumes and volatile process in less developed markets make their trades harder to complete and settle. Local agents are held only to the standards of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems.

J.	Investment Company Securities

1.	Open-End and Closed-End Investment Companies

General. The Funds may invest in other open-end and closed-end investment companies consistent with each Fund’s investment objectives and strategies. The Funds may also invest in money market mutual funds, pending investment of cash balances. The Funds will limit their investment in the securities of other open-end and closed-end investment companies to the extent permitted by the 1940 Act. With certain exceptions, such provisions generally permit the Funds to invest up to 5% of its assets in another investment company, up to 10% of its assets in investment companies generally and to hold up to 3%

of the shares of another investment company. The Funds’ investment in other investment companies may include money market mutual funds .

Risks. The Funds, as a shareholder of another investment company, will bear their pro   rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Funds invest in closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities described in the section entitled “Investment Policies and Risks – Foreign Securities” above.

2.	Exchange-Traded Funds

General. The Funds may invest in ETFs, which are registered investment companies, or trusts that are bought and sold on a securities exchange. The Funds may also invest in exchange traded notes (“ETN”), which are structured debt securities. Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Most ETFs and ETNs are designed to track a particular market segment or index. ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees. When the Funds invests in an ETF or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s or ETN’s expenses.

Risks. The risks of owning an ETF or ETN generally reflect the risks of owning the underlying securities the ETF or ETN is designed to track, although lack of liquidity in an ETF or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF or ETN. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer.

K.	Temporary Defensive Position and Cash Investments

The Funds may assume a temporary defensive position and may invest without limit in cash and prime quality money market instruments. The Partners Fund may also invest in repurchase agreements. Prime quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an organization providing ratings or, if not rated, determined by the Adviser to be of comparable quality. The Funds may also invest in prime quality money market instruments pending investment of cash balances.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Funds may invest include U.S. Government Securities, high grade commercial paper, time deposits, bankers acceptances and certificates of deposit issued by domestic banks, and master notes. The Funds may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Funds may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

L.	Non- Diversification

The Partners Fund is non-diversified and, therefore, may invest in a limited number of issuers. The Partners Fund may invest up to 10% of its total assets in the securities of a single issuer. Investing in a limited number of issuers may cause the Partners Fund to be more volatile and increase the risk of investing in the Partners Fund.

INVESTMENT LIMITATIONS

Except as required by the 1940 Act or the Internal Revenue Code of 1986, as amended, the rules thereunder, U.S. Internal Revenue Service (“ IRS”) interpretations and any similar authority upon which the Funds may rely ( the “ Code ”) , such as with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of either Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of that Fund; or (2) 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of that Fund are present or represented. A nonfundamental policy of a Fund may be changed by the Board without shareholder approval. If a Fund uses data based on a broad-based index to test compliance with its 80% Policy, that Fund will use data from the index as of the most recent prior month end.

A.	Fundamental Limitations

The Funds have adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Funds may not:

1.	Borrowing Money

Borrow money, except that each Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities, and solely with respect to the Global Equity Fund, reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of that Fund’s total assets.

2.	Concentration

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of a Fund’s total assets taken at market would be invested in securities of issuers conducting their principal business activity in the same industry.

3.	Diversification

Solely for the Global Equity Fund, with respect to 75% of the value of the Global Equity Fund’s total assets, purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Global Equity Fund’s total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Global Equity Fund to hold more than 10% of the outstanding voting securities of that issuer.

4.	Underwriting Activities

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter for purposes of the 1933 Act.

5.	Making Loans

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of debt securities which are otherwise permissible investments.

6.	Purchases and Sales of Real Estate

Purchase or sell real estate or any interest therein, except that a Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

7.	Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Global Equity Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8.	Issuance of Senior Securities

Issue any senior security (as defined in the 1940 Act), except that: (1) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (2) a Fund may acquire securities to the extent otherwise permitted by its investment policies, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (3) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act.

B.	Non-Fundamental Limitations

The Funds has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. The Funds may not:

1.	Borrowing

Borrow money to purchase securities for investment while any borrowing equaling 5% or more of the Global Equity Fund’s total assets, or 10% or more of the Partners Fund’s total assets, is outstanding, except each Fund may borrow money not to exceed 33 1/3% of its total assets for temporary or emergency purposes (including the meeting of redemption requests), provided that any such temporary or emergency borrowings representing more than 5% of the Global Equity Fund’s total assets or 10% of the Partners Fund’s total assets must be repaid before that Fund may make additional investments.

2.	Pledging

Solely with respect to the Partners Fund, pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

3.	Investments in Other Investment Companies

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

4.	Margin and Short Selling

Purchase securities on margin, or make short sales of securities (except short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Funds may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

5.	Illiquid Securities

Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (1) 15% of a Fund’s net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act (“Restricted Securities”); or (2) 10% of a Fund’s total assets would be invested in Restricted Securities.

BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A.	Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law, Delaware law and the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including the A dviser, who is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer (“CCO”) .  The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Board Structure and Related Matters. Trustees who are not interested persons of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), constitute at least two-thirds of the Board members . J. Michael Parish, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other t rustees, the Trust’s officers, other management personnel and counsel to the Funds. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The t rustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established four standing committees: the Audit Committee, the Nominating Committee, the Valuation Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized on pages 21 and 22.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of t rustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each if its committees, the t rustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings and schedules four telephonic meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The t rustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each t rustee serves until his or her death, resignation or removal and replacement. The address for all t rustees is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine, 04101. Each t rustee oversees  23 series of the Trust. John Y. Keffer is considered an i nterested t rustee due to his affiliation with Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic” or the “Administrator”) . Mr. Keffer is also an independent d irector of the Wintergreen Fund, Inc., another registered open-end investment company.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992-2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer 1 Born: 1942	Trustee; Vice Chairman	Since 1989
Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.

1 Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC.  Prior to January 1, 2010, Atlantic was a wholly-owned subsidiary of Forum Trust, LLC.  Effective January 1, 2010, Atlantic became a wholly-owned subsidiary of Forum Holdings Corp., a Delaware corporation that is wholly owned by Mr. Keffer.

In addition to the information set forth in the table above, each t rustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

J. Michael Parish: Mr. Parish has experience as a business attorney and long-time member of a law firm; service on the board of the foundation Hackensack Riverkeeper, Inc., and a private university; and multiple years of service as a t rustee and as Independent Chair. Mr. Parish also served as a t rustee of Monarch Funds, a Massachusetts business trust and open-end management investment company, from 2003 to 2009.

Costas Azariadis: Mr. Azariadis has extensive experience with finance and economics, having served as a professor of economics at various top universities and a member of the various committees of the governing body of universities; and multiple years of service as a t rustee. Mr. Azariadis also served as a t rustee of Monarch Funds from 2003 to 2009.

James C. Cheng: Mr. Cheng has organizational experience as chairman and chief executive officer of a private marketing company; experience as co-founder of an information technology firm; experience as a consultant; and multiple years of service as a t rustee. Mr. Cheng also served as a t rustee of Monarch Funds from 2003 to 2009.

John Y. Keffer: Mr. Keffer has extensive experience in the investment management industry, including organizational experience as chairman and chief executive officer of a fund service provider; and multiple years of service as a t rustee. Mr. Keffer also served as a t rustee of Monarch Funds from 2003 to 2009 and continues to serve as an independent d irector of Wintergreen Fund, Inc., another open-end management investment company.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. The A dviser, as part of its responsibilities for the day-to-day operations of the Fund s , is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described above) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, a Fund’s risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, the A dviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the A dviser oversees and regularly monitors the investments, operations and compliance of the Funds’ investments.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the A dviser and the Trust ’s CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds’ compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds’ compliance program .

The Board also regularly receives reports from the A dviser with respect to the investments and securities trading of the Funds. For example, typically, the Board receives reports, presentations and other information from the A dviser on at least an annual basis in connection with the Board’s consideration of the renewal of Funds’ advisory agreement with the Adviser . Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of a Fund under Rule 12b-1 under the 1940 Act .

Senior officers of the Trust and senior officers of the A dviser also report regularly to the Valuation and Audit Committees on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and other Series of the Trust

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 20 1 0		Aggregate Dollar Range of Ownership as of December 31, 20 1 0 in all Registered Investment Companies Overseen by Trustee in the Trust
	Beck, Mack & Oliver Global Equity Fund	Beck, Mack & Oliver Partners Fund
Independent Trustees
Costas Azariadis	None	None	None
James C. Cheng	None	None	None
J. Michael Parish	$10,001-$50,000	None	Over $100,000

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2010		Aggregate Dollar Range of Ownership as of December 31, 2010 in all Registered Investment Companies Overseen by Trustee in the Trust
	Beck, Mack & Oliver Global Equity Fund	Beck, Mack & Oliver Partners Fund
Interested Trustee
John Y. Keffer	None	None	$10,001-$50,000

B.	Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business.  As of the date of this SAI, the officers of the Trust, their year of birth, their business address and their principal occupations during the past five years are as set forth below.  Unless otherwise indicated, the address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services, 2007.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup, 2003-2008.
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc., 2007-2009; Associate Counsel, Investors Bank & Trust Co., 2006-2007.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic since 2008; Vice President, Citigroup, 2003-2008.
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup, 2003-2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup, 2005-2008.
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup, 2006-2008.

C.	Ownership of Securities of the Adviser and Related Companies

As of December 31, 2010, no Independent Trustee ( or any of his immediate family member s) owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D.	Information Concerning Trust Committees

Audit Committee. The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended March 31, 201 1, the Audit Committee met four times for the Trust.

Nominating Committee. The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all t rustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for t rustees recommended by security holders. During the fiscal year ended March 31, 201 1, the Nominating Committee did not meet.

Valuation Committee.  The Trust’s Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, or Parish, the President or the Treasurer, a representative of Atlantic in its capacity as the Fund Accountant (“Fund Accountant”) and, if needed, a portfolio manager or a senior representative of the investment advisers to the Trust series holding securities that require fair valuation. Pursuant to the Trust’s Pricing and Valuation Procedures, the Valuation Committee oversees the pricing of the Funds’ shares and the activities of the Fund Accountant and the Adviser in connection with the valuation of the Funds’ portfolio securities; selects from time to time, subject to approval by the Board, independent pricing services to provide a market value or fair value of any portfolio security approved by the Board; makes and monitors fair value determinations pursuant to these Procedures; and carries out any other supervisory functions delegated to it by the Board relating to the valuation of Fund portfolio securities. During the fiscal year ended March 31, 201 1, the Valuation Committee met 158 times.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended March 31, 201 1, the QLCC did not meet.

E.	Compensation of Trustees and Officers

Each t rustee is paid an annual fee of $45 ,000 for service to the Trust. The Chairman of the Board is paid an annual fee of $66 ,000. In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The t rustees and Chairman may receive additional fees for special Board meetings.  Each t rustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a t rustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Trust for the fiscal year ended March 31, 201 1.

Trustee	Compensation from the Funds		Pension or Retirement Benefits	Total Compensation from Trust
	Global Equity Fund	Partners Fund
John Y. Keffer	$0	$0	N/A	$0
Costas Azariadis	$707	$175	N/A	$41,333
James C. Cheng	$707	$175	N/A	$41,333
J. Michael Parish	$1,056	$262	N/A	$61,750

F.	Investment Adviser

Services of Adviser . The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Funds’ investments and effecting portfolio transactions for the Funds. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Funds , in connection with the sale and distribution of shares of the Funds and/or servicing if these shares.

Ownership of Adviser . The Adviser is a limited liability company organized under the laws of New York and controlled by Robert C. Beck.

Information Concerning Accounts Managed by Portfolio Manager .

The following table provides information regarding other accounts managed by the portfolio manager(s) as of March 31, 2011:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
Messrs. Rappa, Vlachos and Beck	None	None	774 ($1.3 billion)	None	None	None
Mr. Wydra	None	None	227 ($296 million)	None	None	None

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

•
The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seek s to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by the portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•
If the portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Funds may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the Funds , the Adviser determine s which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Funds and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Funds or the other account.

•
Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Managers . For the period ended March 31, 201 1 , Messrs. Rappa, Vlachos, Beck and Wydra were compensated based on the profitability of the Adviser.

Portfolio Manager Ownership in the Funds . The Adviser has provided the following information regarding Portfolio Managers’ ownership in the Funds.

Portfolio Manager	Dollar Range of Beneficial Ownership as of March 31, 201 1
	Global Equity Fund	Partners Fund
Peter Vlachos	$100,001-$500,000	$0
David Rappa	$100,001-$500,000	$0

Portfolio Manager	Dollar Range of Beneficial Ownership as of March 31, 2011
	Global Equity Fund	Partners Fund
Robert Beck	$100,001-$500,000	$0
Zachary Wydra	$10,001-$50,000	$100,001-$500,000

Fees. Pursuant to the Advisory Agreement, the Adviser receives an annual advisory fee from each Fund at an annual rate of 1.50% of the average daily net assets of the Global Equity Fund and 1.00% of the average daily net assets of the Partners Fund. The Adviser has contractually agreed to waive its fee and/or reimburse each Fund’s expenses to the extent that the Global Equity Fund’s Total Annual Fund Operating Expenses exceed 1.25% (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) or the Partners Fund’s Total Annual Fund Operating Expenses exceed 1.00% (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) through July 31, 2012. The contractual waiver may be changed or eliminated only with the consent of the Board of Trustees.

The a dvis ory fee ,  if not waived, is accrued daily by the Funds   and is assessed based on average daily net assets for the prior month . The a dvis ory fee is paid monthly based on average daily net assets for the prior month.

In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Funds. If you have a separately managed account with the Adviser with assets invested in the Funds, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees accrued by the Funds to the Adviser , the amount of fees waived by the Adviser and the actual fees retained by the Adviser. The data is presented for the past three fiscal years.

Advisory Agreement . The Funds’ Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the t rustees who are not parties to the agreement or interested person a of any such party (other than as t rustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of a Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

G.	Distributor

Distribution Services . Foreside Fund Services, LLC (the “ Distributor ”) (also known as principal underwriter) of the shares of the Funds is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority , Inc. (“FINRA”).

Under a D istribution A greement with the Trust dated March 31, 2009, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds’ shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust .

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds . With respect to certain financial intermediaries and related Fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements . These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares.  Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary.  The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary.  The Distributor does not receive compensation from the Funds for its distribution services. The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services.

H.	Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent and Compliance Services . Atlantic and its subsidiaries provide administration, fund accounting and transfer agency services to the Funds. Atlantic is a subsidiary of Forum Holdings Corp. John Y. Keffer, a t rustee , is the Chairman of Atlantic and is also the founder and owner of Forum Holdings Corp., the parent entity of Atlantic.

Pursuant to the Atlantic Services Agreement (the “Services Agreement”), the Funds pay Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Funds also pay Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Funds and is paid monthly based on the average net assets, transactions and positions for the prior month.

As a dministrator, Atlantic administers the Funds’ operations with respect to the Funds except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The a dministrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Funds by others, including its custodian, t ransfer a gent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Funds’ tax returns, the preparation of financial statements and related reports to the Funds’ shareholders, the U.S. Securities and Exchange Commission (“ SEC ”) and state and other securities administrators; (4) providing the Funds with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the A dviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As Fund Accountant, Atlantic provides fund accounting services to the Funds. These services include calculating the NAV of the Funds.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, t he Services Agreement is terminable with or without cause and without penalty by the Trust or by the a dministrator on 120 days’ written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 0.5% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Funds.

Atlantic Shareholder Services, LLC (the “Transfer Agent”) serves as t ransfer a gent and distribution paying agent for the Funds. Atlantic is registered as a transfer agent with the Office of Comptroller of the Currency. The Transfer Agent maintains an account for each shareholder of record of the Funds and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

Prior to June 2, 2008, Citigroup Fund Services, LLC (“Citi”) served as the Global Equity Fund’s administrator and fund accountant, pursuant to its Administration, Fund Accounting and Transfer Agency Services Agreement with the Trust dated April 20, 2007 (the “Citi Services Agreement”) on terms similar to those in the Services Agreement.

Table 3 in Appendix B shows the dollar amount of the fees accrued by the Funds to Atlantic and Citi, as the Global Equity Fund’s prior administrator, with respect to each Fund, the amount of fees that were waived by Atlantic and Citi, if any, and the actual fees received by Atlantic and Citi. The data is for the past three fiscal years (or shorter period depending on each Fund’s commencement of operations).

Table 4 in Appendix B shows the dollar amount of the fees accrued by the Funds to Atlantic and Citi, as the Global Equity Fund’s prior fund accountant, with respect to each Fund, the amount of fees that were waived by Atlantic and Citi, if any, and the actual fees received by Atlantic and Citi. The data is for the past three fiscal years (or shorter period depending on each Fund’s commencement of operations).

Atlantic provides a Principal Executive Officer (“PEO”), a Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), a Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Funds, as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to a Compliance Services Agreement dated June 1, 2008 (the “Compliance Services Agreement”) .

For making available the CCO, the AMLCO and the Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Funds equal to (1) $20,000 (allocated equally to all Trust series for which the Adviser provides management services) and (2) $5,000 per Fund .

The Compliance Services Agreement continues in effect until terminated. The Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Services Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance Services Agreement, (1) Atlantic is not liable to the Funds or the Fund s’ shareholders for any act or omission, and (2) Atlantic and certain related parties ("Atlantic Indemnitees") are indemnified by the Funds against any and all claims and expenses related to an Atlantic Indemnitee's actions or omissions, except, with respect to clauses (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic's duties or by reason of reckless disregard of its obligations and duties under the Compliance Services Agreement.

Prior to June 2, 2008, Foreside Compliance Services (“FCS”) provided Compliance Services to the Global Equity Fund on terms similar to those in the Compliance Services Agreement.

Table 2 in Appendix B shows the dollar amount of the fees paid to FCS and Atlantic for Compliance Services, the amount of the fee waived by FCS and Atlantic and the actual fees retained by FCS and Atlantic. The data is for the past three fiscal years.

Custodian . Union Bank N.A. is the Custodian for the Funds and safeguards and controls the Funds’ cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Funds’ domestic and foreign assets. The Custodian is located at 350 California Street, San Francisco, CA 94101.

Legal Counsel . K&L Gates LLP, 1601 K Street, N.W., Washington D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm . BBD, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Funds, providing audit services and, tax services. BBD audits the annual financial statements of the Funds and provides the Funds with an audit opinion. BBD also reviews certain regulatory filings of the Funds.

PORTFOLIO TRANSACTIONS

A.	How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom a Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected (1) if the security is traded on an exchange, through brokers who charge commissions and (2) if the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed -income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.	Commissions Paid

Table 5 in Appendix B shows the aggregate brokerage commissions paid by the Funds. The data is presented for the past three fiscal years or since a Fund commenced operations. The data includes aggregate commissions paid to an affiliate of the Funds or the Adviser, if any.

C.	Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser. The Funds do not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions.  This means that the Adviser seeks the most favorable price and execution available.  The Fund may not always pay the lowest commission or spread available.  Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.  The Adviser may also utilize a broker and pay a higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

The Adviser may also give consideration to research services furnished by brokers to the Adviser and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers.  This research may include reports that are common in the industry such industry research reports and periodicals, quotation systems, software for portfolio management and formal databases.  Typically, the research will be used to service the Adviser’s accounts, and therefore the commission dollars spent for research benefit the Adviser’s clients and the Fund’s investors, although a particular client may not benefit from all the research received on each occasion.  The Adviser’s fees are not reduced by reason of the Adviser’s receipt of research services.

Table 6 in Appendix B lists each broker to whom the Funds directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

D.	Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Funds’ transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

E.	Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

F.	Other Accounts of the Adviser

Investment decisions for the Funds are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, with required consents, one client may sell a particular security to another client.   In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Funds and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

G.	Portfolio Turnover

The frequency of portfolio transactions of the Funds (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Funds may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Funds and a possible increase in short-term capital gains or losses.

Portfolio Turnover Rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate.

H.	Securities of Regular Broker-Dealers

From time to time, the Funds may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during each Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of each Fund during that Fund’s last fiscal year; or (3) sold the largest amount of each Fund’s shares during that Fund’s last fiscal year.

Table 7 in Appendix B lists the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of each Fund’s holdings of those securities as of that Fund’s most recent fiscal year.

I.	Portfolio Holdings

Portfolio holdings as of the end of the Funds’ annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days after the end of such period. You may request a copy of the Funds’ latest semi-annual report to shareholders or a copy of the Funds’ latest Form N-Q which contains the Funds’ portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Funds’ latest Form N-CSR and Form N-Q by accessing the SEC’s website at www.sec.gov.

In addition, the Funds’ Adviser makes publicly available, on a quarterly basis, information regarding the Funds’ holdings (including name and percentage of the Funds’ assets invested in each such holding) and the percentage breakdown of the Funds’ investments by country, sector and industry, as applicable. This information is made available through the Funds’ or the Adviser’s website, and is released within 30 days after the quarter end.

The Funds’ nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Funds’ operation that the Funds have retained them to perform. The Adviser to the Funds has regular and continuous access to the Funds’ portfolio holdings. In addition, the Funds’ Administrator, Custodian, Distributor and Fund Accountant as well as independent auditors, proxy voting services, mailing services and financial printers may have access to the Funds’ nonpublic portfolio holdings information on an ongoing basis. The t rustees, the Trust’s officers, and legal counsel to the Trust and to the Independent Trustees and the Funds’ independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Funds’ portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating/ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if a Trust Officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) a Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of that Fund and its shareholders. Any Recipient , other than a ratings or ranking organization, receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of that Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3)

upon request from the Trust, will return or promptly destroy the information. Any recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that, (1) the holdings information will be kept confidential, (2) no employee shall use the information to effect trading or for their personal benefit and (3) the nature and type of information that any employee, in turn, may disclose to third-parties is limited.   The Trust Officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust Officer’s reasons for determining to permit such disclosure. Arrangements have been approved to provide nonpublic portfolio holdings information to (1) Morningstar, Inc. and (2) Capital IQ, Inc. , at such times as may be appropriate to perform services for the benefit of the Funds for the purpose of providing timely assessments and performing portfolio analytics relevant to the Adviser’s management of the Funds.

No compensation is received by the Funds, nor, to the Funds’ knowledge, paid to its Adviser or any other party in connection with the disclosure of the Funds’ portfolio holdings. The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Funds’ portfolio holdings. In addition, the Funds’ service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Funds’ portfolio holdings disclosure policy is subject to review by the Funds’ CCO who will report the results of such review at least annually to the Board. Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

There is no assurance that the Funds’ portfolio holdings disclosure policy will protect the Funds against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

A.	General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the T ransfer A gent.

The Funds accept orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange (“ NYSE ”) is closed . U nder unusual circumstances, the Funds may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

The shares of the Funds may not be available for sale in the state in which you reside. Please check with your investment professional to determine a F und’s availability.

B.	Additional Purchase Information

Shares of the Funds are offered on a continuous basis by the Distributor. The Funds reserve the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser’s discretion, however, the Funds may accept portfolio securities that meet the investment objective and policies of the Funds as payment for Fund shares. The Funds will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

IRAs. All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is receive d .

UGMAs/UTMAs. If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a manner indicating custodial capacity.

C.	Additional Redemption Information

You may redeem a Fund ’s shares at NAV .

The Funds may redeem shares involuntarily to: (1) reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund’s shares as provided in the Prospectus.

Suspension of Right of Redemption. The right of redemption may not be suspended, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order permit for the protection of the shareholders of a Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Funds may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Funds may only affect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of a Fund’s total net assets, whichever is less, during any 90-day period.

NAV Determin ation .   In determining each Fund’s NAV, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service . If no sale s price is reported, the mean of the last bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

Distributions .   Distributions of net investment income will be reinvested at the Funds’ NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gains will be reinvested at the NAV of the Funds (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and in this section relate s solely to f ederal income tax law and assume s that each Fund qualifies for treatment as a regulated investment company under the law (as discussed below). Such information is only a summary of certain key federal income tax considerations affecting the Funds and their shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Internal Revenue Code of 1986, as amended, including the regulations thereunder, IRS interpretations or similar authority upon which the Fund may rely (the “Code”), in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisor as to the f ederal, state, local and foreign tax provisions applicable to them.

The tax year-end of the Funds is March 31 (the same as the Funds’ fiscal year end).

A.	Qualification for Treatment as a Regulated Investment Company

Each Fund intends for each taxable year to continue to qualify for treatment as a “regulated investment company” under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Funds.

Meaning of Qualification .   As a regulated investment company, neither Fund will be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, the excess of net short-term capital gain over net long term capital loss, and net gains and losses from certain foreign currency transactions and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company for a taxable year, the Funds must satisfy the following requirements, among others:

•
Each Fund must distribute at least 90% of its investment company taxable income for the taxable year. (Certain distributions made by a Fund after the close of its taxable year are considered distributions attributable to the previous taxable year for purposes of satisfying this requirement.)

•
Each Fund must derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options, futures, or forward contracts) derived from its business of investing in securities or those currencies.

•
Each Fund must satisfy the following asset diversification test at the close of each quarter of its taxable year: (1) at least 50% of the value of a Fund’s total assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which that Fund has not invested more than 5% of the value of such Fund’s total assets in securities of the issuer and as to which that Fund does not hold more than 10% of the outstanding voting securities of an issuer); and (2) no more than 25% of the value of a Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers that such Fund controls and that are engaged in the same, similar, or related trades or businesses.

Failure to Qualify .   If for any taxable year a Fund does not qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as “qualified dividend income” as defined in the Prospectus) to the extent of that Fund’s current and accumulated earnings and profits. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for regulated investment company treatment.

Failure to qualify for treatment as a regulated investment company would thus have a negative impact on a Fund’s after-tax performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

B.	Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Funds’ distributions may be treated as qualified dividend income, taxable to individuals at a maximum f ederal tax rate of 15% (0% for individuals in lower tax brackets) if paid on or before December 31, 2012 . A distribution is treated as qualified dividend income by a shareholder to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Funds’ distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. The Funds’ distributions of dividends that it receive s from REITs generally do not constitute qualified dividend income.

The Funds anticipate distributing substantially all of their net capital gain for each tax year. These distributions generally are made only once a year, usually in December, but the Funds may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held your shares. These distributions do not qualify for the dividends-received deduction or as qualified dividend income .

The Funds may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- term or long-term). Starting with the Fund’s taxable year ending March 31, 2012, capital loss carryforwards will not expire, and capital loss carryforwards from that or later years will be used before capital loss carryforwards from prior years. All capital loss carryovers are listed in each Fund’s financial statements. Any such losses may not be carried back.

D istribution s by the Funds that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. R eturn of capital distribution s reduce your tax basis of your shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

Each distribution by the Funds will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the relevant Fund (or of another fund) . If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

When you purchase shares , their NAV may reflect undistributed net investment income or recognized net capital gain, or unrealized appreciation in the value of the assets of a Fund. A distribution of these amounts is taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Funds into income in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that year if the distribution is paid by that Fund in January of the following year.

The Fund  in which you invest will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Beginning in 2013, distributions from the Funds and gain recognized from the sale or other disposition of Fund shares will be subject to a 3.8% federal Medicare contribution tax on “net investment income” for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

C.	Certain Tax Rules Applicable to Fund Transactions

For federal income tax purposes, when put and call options purchased by a Fund expire unexercised, the premiums paid by that Fund give rise to short- term or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by that Fund give rise to short- term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by that Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price ( or the selling price in the case of a call) of the underlying security is decreased ( or increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and foreign currency contracts are considered “Section 1256 contracts” for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. A Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256 of the Code .

Any option, futures contract, forward contract or other position entered into or held by a Fund in conjunction with any other position held by that Fund may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts may constitute a “mixed straddle”. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle; (2) a Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contract s be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, g ains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss . Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or ordinary loss . These gains or losses increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of that Fund's net capital gain.

If a Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for federal income tax purposes and a Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, that Fund may be subject to U.S.  federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by that Fund to its shareholders.  A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains.  Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to a Fund or to any shareholder.  A PFIC means any foreign corporation (with certain exceptions) if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (including interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.”  A Fund could elect to mark-to-market stock in a PFIC.  Under such an election, a Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over a Fund’s adjusted basis in the PFIC stock.  A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by that Fund for prior taxable years.  A Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election.  Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income.  The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by that Fund, would be treated as ordinary loss.  A Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.  If a Fund purchases shares in a PFIC and that Fund does elect to treat the foreign corporation as a “qualified electing fund” under the Code, that Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to that Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

D.	Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to the sum of: (1) 98% of its ordinary taxable income for the calendar year; plus (2) 98 .2% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of a Fund’s income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the excise tax, a Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year ; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. A Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year.

The Funds intend to make sufficient distributions of their taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. A Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.	Redemption or Exchange of Shares

In general, you will recognize gain or loss on the redemption of shares of a Fund in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase a Fund’s shares (for example, by reinvesting dividends) within 30 days before or after the redemption ( called a wash sale ).

If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption or exchange of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Legislation passed by Congress in 2008 requires a Fund (or its administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.  For each sale of Fund shares a Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost.  In the absence of an election, a Fund will use a first in, first out cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares.  Fund shareholders should consult with their tax Advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.  The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

F.	Backup Withholding

Each Fund will be required in certain cases to withhold and remit to the U.S. Department of the Treasury 28% of distributions , and, in the case of failure described in clause (1) below , the proceeds of redemptions of shares (regardless of whether you realize a gain or a loss) otherwise payable to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder’s f ederal income tax liability or refunded.

G.	State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Funds can differ from the f ederal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax adviser as to the consequences of state and local tax rules with respect to an investment in the Funds.

H.	Foreign Income Tax

Investment income received by a Fund from sources within foreign countries and gains it realizes on the disposition of foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign issuers, that Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by such Fund. However, there can be no assurance that a Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by a Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against f ederal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct or claim a credit for your pro rata share of the foreign taxes paid by the Fund in which you invest .

OTHER MATTERS

A.	The Trust and Its Shareholders

General Information .   Each Fund is a separate series of the Trust. The Trust is an open-end investment management company organized under Delaware law as a statutory trust on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc.   The Trust’s trust instrument permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”).  The Trust reserves the right to create and issue shares of additional funds.  The Trust and each fund will continue indefinitely until terminated.  Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund.  All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto.  The other funds of the Trust are described in one or more separate statements of additional information.

Shareholder Voting and Other Rights . Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights . F ractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares . Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law. Generally, shares will be voted separately by each fund except if (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds or (2) the Board determine s that the matter affects more than one fund and all affected funds must vote. The t rustees may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non - assessable.

A shareholder in a fund is entitled to the shareholder’s pro rata share of all distributions arising from that fund’s assets and, upon redeeming shares, will receive the portion of the fund’s net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a fund’s ) shares may, as set forth in the t rust i nstrument, call meetings of the Trust (or fund ) for any purpose related to the Trust (or fund ), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more t rustees.

Termination or Reorganization of Trust or I ts Series . The Board may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the t rust i nstrument, the t rustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust’s registration statement.

Under the t rust i nstrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act   without a shareholder vote.

B.	Fund Ownership

As of July 5, 201 1, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of each Fund.

As of July 8, 201 1, certain shareholders of record owned 5% or more of a class of shares of the Funds. Shareholders known by a Fund to own beneficially 5% or more of a class of shares of that Fund are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Funds. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 8, 201 1, the following shareholders owned more than 25% of the Global Equity Fund. “Control” for this purpose is the ownership of more than 25% of a Fund’s voting securities.

Name	Percentage of Fund
Charles Schwab Co., Inc.- Mutual Funds Special custody account for the exclusive benefit of customers 101 Montgomery Street San Francisco, CA 94104	44.15%

C.	Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that each Fund ’s shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust’s t rust i nstrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust’s t rust i nstrument provides for indemnification out of each fund’s property of any shareholder or former shareholder held personally liable for the obligations of the fund. The t rust i nstrument also provides that the Trust, on behalf of a fund, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and a Fund is unable to meet its obligations.

The t rust i nstrument provides that the t rustees shall not be liable to any person other than the Trust and its shareholders. In addition, the t rust i nstrument provides that the t rustees shall not be liable for any conduct or omission is his capacity as trustee, provided that a t rustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.	Proxy Voting Procedures

A copy of the Trust’s and Adviser’s proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 is available (1) without charge, upon request, by contacting the Transfer Agent at (800) 943-6786 and (2) on the SEC’s website at www.sec.gov.

E.	Code of Ethics

The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which is designed to eliminate conflicts of interest between the Funds and personnel of the Trust and the Adviser.  The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations.

F.	Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G.	Financial Statements

The Funds’ Financial Statements and Financial Highlights for the fiscal year ended March 31, 201 1 are incorporated by reference into this SAI from the Funds’ Annual Report to shareholders.  The Financial Statements and Financial Highlights for the fiscal year ended March 31, 201 1 have been audited by BBD, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon its authority as an expert in accounting and auditing.

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Service LLC.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA   - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A   - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB -   An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C   - A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D - An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA – Highest credit quality. ‘ AAA ’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘ AA ’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘ A ’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality.   ‘ BBB ’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘ BB ’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘ B ’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC - Substantial credit risk. ‘ CCC ’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'.  For issuers with an IDR below 'CCC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CCC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of 'RR2' (superior recovery prospects given default).

CC - Very high levels of credit risk. ‘ CC ’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C - Exceptionally high levels of credit risk. ‘ C ’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), 'RR5' (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA – Highest credit quality. ‘ AAA ’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘ AA ’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘ A ’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality.   ‘ BBB ’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘ BB ’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B : Highly speculative. ‘ B ’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ‘ CCC ’ ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. ‘ CC ’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘ C ’ ratings indicate default appears imminent or inevitable.

D –Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults – “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

Plus (+) or Minus (-) - The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘B’.

Municipal Short-Term Bond Ratings

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

The following descriptions of Moody’s short-term ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

The following descriptions of Fitch’s short-term ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1: Highest short-term credit quality . Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Commercial Paper Ratings

The following descriptions of S&P’s commercial paper ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation , including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The following descriptions of Moody’s commercial paper ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

The following descriptions of Fitch’s commercial paper ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B – MISCELLANEOUS TABLES

Table 1 – Investment Advisory Fees

The following tables show the dollar amount of advisory fees accrued by the Funds, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser.

Beck, Mack & Oliver Global Equity Fund	Advisory Fee Accrued	Advisory Fee Waived	Advisory Fee Retained
Year Ended March 31, 2011	$1,328,943	$629,788	$699,155
Year Ended March 31, 2010	$804,179	$452,114	$352,065
Year Ended March 31, 2009	$714,517	$253,816	$460,701

Beck, Mack & Oliver Partners Fund	Advisory Fee Accrued	Advisory Fee Waived	Advisory Fee Retained
Year Ended March 31, 2011	$211,814	$138,415	$73,399
Year Ended March 31, 2010	$58,218	$45,731	$12,487
Year Ended March 31, 2009	N/A	N/A	N/A

Table 2 – Compliance Fees

The following tables show the dollar amount of fees accrued by the Funds, the amount of fee that was waived by FCS and Atlantic, if any, and the actual fees received by FCS and Atlantic. The actual fees received by FCS were $5,565 for the period ended May 31, 2008, and the actual fees received by Atlantic were $25,781 for the period June 1, 2008, through March 31, 2009.

Beck, Mack & Oliver Global Equity Fund	Compliance Fee Accrued	Compliance Fee Waived	Compliance Fee Retained
Year Ended March 31, 2011	$26,068	$4,838	$21,230
Year Ended March 31, 2010	$31,410	$7,684	$23,726
Year Ended March 31, 2009	$32,550	$917	$31,633

Beck, Mack & Oliver Partners Fund	Compliance Fee Accrued	Compliance Fee Waived	Compliance Fee Retained
Year Ended March 31, 2011	$10,082	$1,202	$8,880
Year Ended March 31, 2010	$3,946	$769	$3,177
Year Ended March 31, 2009	N/A	N/A	N/A

Table 3 – Administration Fees

The following tables show the dollar amount of administration fees payable to Citi, the Global Equity Fund’s prior administrator, and Atlantic, with respect to the Funds, the amount of fees that was waived by Citi and Atlantic, if any. The actual fees received by Citi were $22,500 for the period ended May 31, 2008, and the actual fees received by Atlantic were $112,500 for the period ending March 31, 2009.

Beck, Mack & Oliver Global Equity Fund	Administration Fee Accrued	Administration Fee Waived	Administration Fee Retained
Year Ended March 31, 2011	$134,424	$0	$134,424
Year Ended March 31, 2010	$135,576	$0	$135,576
Year Ended March 31, 2009	$136,268	$0	$136,268

Beck, Mack & Oliver Partners Fund	Administration Fee Accrued	Administration Fee Waived	Administration Fee Retained
Year Ended March 31, 2011	$134,540	$91,595	$42,945
Year Ended March 31, 2010	$45,460	$40,071	$5,389
Year Ended March 31, 2009	N/A	N/A	N/A

Table 4 – Accounting Fees

The following tables show the dollar amount of fees payable to Citi, the Global Equity Fund’s prior fund accountant, and Atlantic, with respect to the Funds, and the amount of fee that was waived by Citi and Atlantic, if any. The actual fees received by Citi were $2,000 for the period ended May 31, 2008, and actual fees received by Atlantic were $10,000 for the period June 1, 2008, through March 31, 2009.

Beck, Mack & Oliver Global Equity Fund	Accounting Fee Accrued	Accounting Fee Waived	Accounting Fee Retained
Year Ended March 31, 2011	$11,947	$0	$11,947
Year Ended March 31, 2010	$12,053	$0	$12,053
Year Ended March 31, 2009	$12,098	$0	$12,09 8

Beck, Mack & Oliver Partners Fund	Accounting Fee Accrued	Accounting Fee Waived	Accounting Fee Retained
Year Ended March 31, 2011	$12,000	$8,000	$4,000
Year Ended March 31, 2010	$4,000	$4,000	$0
Year Ended March 31, 2009	N/A	N/A	N/A

Table 5 – Commissions

The following tables show the aggregate brokerage commissions paid by the Funds. The data are for the past three fiscal years.

Beck, Mack & Oliver Global Equity Fund	Total Brokerage Commissions	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Adviser or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Adviser or Distributor	% of Transactions Executed by an Affiliate of the Fund, Adviser or Distributor
Year Ended March 31, 2011	$519,555	$0	0%	0%
Year Ended March 31, 2010	$109,579	$0	0%	0%
Year Ended March 31, 2009	$106,784	$0	0%	0%

Beck, Mack & Oliver Partners Fund	Total Brokerage Commissions	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Adviser or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Adviser or Distributor	% of Transactions Executed by an Affiliate of the Fund, Adviser or Distributor
Year Ended March 31, 2011	$32,959	$0	0%	0%
Year Ended March 31, 2010	$12,283	$0	0%	0%
Year Ended March 31, 2009	N/A	N/A	N/A	N/A

Table 6 – Directed Brokerage

The following tables list each broker to whom the Funds directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

Beck, Mack & Oliver Global Equity Fund	Broker	Amount Directed	Amount of Commissions Generated
Year Ended March 31, 201 1	N/A	N/A	N/A

Beck, Mack & Oliver Partners Fund	Broker	Amount Directed	Amount of Commissions Generated
Year Ended March 31, 201 1	N/A	N/A	N/A

Table 7 – Securities of Regular Brokers or Dealers

The following tables list the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of each Fund’s holdings of those securities as of that Fund’s most recent fiscal year.

Beck, Mack & Oliver Global Equity Fund
Regular Broker Dealer	Value Held
N/A	N/A

Beck, Mack & Oliver Partners Fund
Regular Broker Dealer	Value Held
N/A	N/A

Table 8 – 5% Shareholders

The following table lists (1) the persons who owned of record 5% or more of the outstanding Fund shares of each Fund; and (2) any person known by a Fund to own beneficially 5% or more of a class of shares of the Fund shares, as of July 8, 2011:

Beck, Mack & Oliver Global Equity Fund

Name and Address	% of Fund
Charles Schwab & Co., Inc. – Mutual Funds Special custody account for the exclusive benefit of customers 101 Montgomery Street San Francisco, CA 94104	44.15%
SEI Private Trust Company c/o State Street Bank ID571 One Freedom Valley Drive Oaks, PA 19456	22.17%
Merrill Lynch Pierce Fenner & Smith Inc. for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	11.00%

Beck, Mack & Oliver Partners Fund

Name and Address	% of Fund
SEI Private Trust Company c/o State Street Bank ID571 One Freedom Valley Drive Oaks, PA 19456	8.96%

APPENDIX C – PROXY VOTING PROCEDURES

FORUM FUNDS

POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

July 31, 2003

As Amended September 14, 2004 and December 11, 2009

SECTION 1. PURPOSE

Shareholders of the various series of Forum Funds (the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

SECTION 2. RESPONSIBILITIES

(A)           Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

(B)           Reporting. The Adviser shall provide periodic reports to the Trust as to the implementation and operation of these Policies and the proxy voting policies and procedures of the Adviser as they relate to the Funds.

SECTION 3. SCOPE

These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

(A)   General

(1)
Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(2)	Absence of Proxy Voting Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B)   Routine Matters As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

(1)
Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2)	Appointment of Auditors. Management recommendations will generally be supported.

(3)
Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

(C)           Non-Routine Matters

(1)	Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2)	Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3)
Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4)
Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5)
Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D)           Conflicts of Interest Each Adviser is responsible for maintaining procedures to identify conflicts of interest and, when applicable, determining the adequacy of a Proxy Voting Service’s procedures to identify conflicts. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, the Proxy Voting Service or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If a Proxy Voting Service determines it has a conflict of interest with respect to voting proxies on behalf of the Fund, the Adviser shall vote the proxy in the best interests of the Fund and its shareholders.

If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according to the determination and maintain records relating to this process.

(E)           Abstention The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Chairman of the Board may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

BECK, MACK & OLIVER LLC

PROXY VOTING PROCEDURES AND POLICIES

9.0 PROXY VOTING

Rule 206(4)-6 under the Advisers Act requires the Company, if it exercises voting authority over client proxies, to adopt policies and procedures reasonably designed to ensure that the investment adviser votes proxies in the best interests of clients, to disclose to clients information about those policies and procedures, and to disclose to clients how they may obtain information on how the adviser has voted their proxies.

9.1 Compliance Reference Chart

Supervisory Responsibility	Proxy Manager
Operational Area	Investments Administrative
Frequency	Each time the Company votes a client proxy
Statute/Rule	Rule 206(4)-6 under the Advisers Act
Records	Proxy Voting Related Records

9.2 Policy Statement

It is the Company’s   policy to ensure that clients are aware of their right to vote proxies of securities held in their accounts and, where clients have delegated proxy voting to the Company, to vote such proxies in a manner that is consistent with its duty to monitor corporate actions and act solely in the best economic interests of clients.

9.3 Procedures

9.3.1 Proxy Manager

Chief Compliance Officer shall oversee the Proxy Manager. The Proxy Manager is responsible for deciding how the Company will vote a proxy and for resolving all material conflicts of interests prior to voting (see §9.3.4).

9.3.2 Administration

The Proxy Manager shall identify those client accounts that the Company is responsible for voting proxies by reviewing the following documents:

•	The client’s Investment Advisory Agreement;

•	The client’s New Account Form; and

•	The client’s file to determine if there are any separate agreements authorizing the Company to vote the client’s proxies.

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plant, the plan’s trustee or other fiduciaries), the Company shall be responsible for voting the proxies related to that account.

9.3.3 Receipt of Proxy Materials

When proxy voting authority is delegated to the Company by the client, the Proxy Manager will verify with the custodian that proxy material will be forwarded to the Company. Upon receipt of the annual meeting/proxy materials for any company, the Proxy Manager shall generate a list of all clients that are holders of that security.

9.3.4 Conflicts of Interest

In exercising its voting discretion, the Company and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Company will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential material conflict of interest to the Company or any Interested Person.

9.3.4.1 Interested Person

For purposes of these Proxy Voting Policies and Procedures, “Interested Person” means:

•
(i) Any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Company; (ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Company; or (iii) any other person for which a person described in clause (ii) acts in any such capacity;

•	Any issuer of a security for which the Company (or any affiliate of the Company) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•
Any person with whom the Company (or any affiliate of the Company) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Company’s (or its affiliate’s) business.

9.3.4.2 Material Conflicts of Interest

Material conflict of interests may include, but are not limited to:

•	An employee that owns more than a de minimis interest in the company in which the Company will vote on a proxy.

•	An employee that will receive any compensation or profit based on how the Company votes on a proxy.

•	An employee that serves as a director in the company in which the Company will vote on a proxy.

•	An employee whose immediate family member (spouse, child, parent, sibling, or in-law) is a director in the company in which the Company will vote on a proxy.

•	An employee that has a personal relationship with an executive or director in the company in which the Company will vote on a proxy.

•	An employee that has a personal relationship with a candidate to be a director in the company in which the Company will vote on a proxy.

9.3.4.3 Conflicts of Interest Procedures

After informing the client of any potential conflict of interest, the Company will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

9.4 Proxy Voting

The Company has enacted the following proxy voting procedures:

1.	The Proxy Manager shall determine how the Company will vote in instances when a proxy vote is required.

2.
Prior to voting, the Proxy Manager will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

3.
Prior to voting, the Proxy Manager will verify whether an actual or potential conflict of interest with the Company or any Interested Person exists in connection with the subject proposal(s) to be voted upon.

4.
If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

The Conflict Notice should describe:

•	The proposal to be voted upon;

•	The actual or potential conflict of interest involved;

•	The Company’s vote recommendation (with a summary of material factors supporting the recommended vote); and

•	If applicable, the relationship between the Company and any Interested Person.

The Conflict Notice will either request the client’s consent to the Company’s vote recommendation or may request the client to vote the proxy directly or through another designee of the client. If the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Company may abstain from voting if such action is determined by the Company to be in the best interest of the client under the circumstances.

5.
The Proxy Manager will vote the “fist proxy” received from each company in a manner consistent with the Company’s Proxy Voting Policies. Each “first proxy” is marked and initialed by the Proxy Manager. Once the initial proxy is voted, the Proxy Manager will ensure that all client proxies for the same security are voted in the same way.

6.	Before returning the ballots, the Proxy Manager will match the number of shares being voted against a list of all clients’ holdings.

9.5 Periodic Review

Periodically, but no less than annually, the Company will:

•	Verify that all proxies for the securities held in the client’s account have been received;

•
Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries); and

•	Review the files to verify that records of proxy voting have been properly maintained.

9.6 Proxy Voting Policies

The Company will consider only those factors that relate to clients’ investments, including how its vote will economically impact and affect the value of those investments. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value and maintain or increase the rights of shareholders. On each and every issue the Company shall vote in a prudent and diligent fashion and only after a careful evaluation of the issues presented on the ballot. The Company has adopted the proxy voting guidelines set forth below. While serving as a framework, the proxy voting guidelines cannot contemplate all possible proposals with which the Company may be presented. In the absence of a specific guideline for a particular proposal, the Company will evaluate the issue and cast its vote in a manner that, in the Company’s view, will maximize the value of a client’s investment.

9.6.1 Election of Directors

The Company will generally support the management slate in a non-contested election of Directors. In the case of contested board elections, the Company will evaluate the nominees’ qualifications and the performance of the incumbent board, as well as the rationale behind the dissidents’ campaign to determine the outcome the Company believes will maximize shareholder value.

9.6.2 Staggered Boards

Unless there are indications that a particular company is likely to be taken over, and as long as the directors of a company have shown themselves to be accountable to shareholders by their actions, the Company will generally vote to retain a staggered board in an uncontested election.

9.6.3 Supermajority and Cumulative Voting

The Company will generally vote against proposals establishing supermajority or cumulative voting.

9.6.4 Independent Auditors

The Company will generally vote in favor of any widespread accounting firm as auditors of the company; provided that the auditors do not have a significant professional relationship with the issuer that compromises the auditors’ independence.

9.6.5 Compensation Plans

The Company generally supports compensation plans that provide performance objectives and serve to motivate executives to achieve excellent performance. The Company does not generally support plans that have vague or virtually no performance objectives, or those that are excessively generous and go beyond the level necessary to attract and retain qualified and skilled personnel.

9.6.6 Corporate Matters

The Company will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

•
The Company will generally vote for merger and acquisition proposals that will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

•	The Company will generally vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

•
The Company will generally vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.

•	The Company will generally vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

9.6.7 Shareholder Proposals

The Proxy Manager will review shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request. The Company will generally

•	Abstain from shareholder social and environmental proposals.

•	Support the board’s discretion regarding shareholder proposals that involve ordinary business practices.

•	Vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.

•	Vote for proposals to lower barriers to shareholder action.

9.6.8 Other Matters

The Company will generally:

•	Vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

•	Vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

•	Vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

9.6.9 Abstention

The Company may abstain from voting a client proxy if the Proxy Manager concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. The Company may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-US securities). In accordance with the Company’s fiduciary duties, the Proxy Manager will weigh the costs and benefits of voting proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent. The Proxy Manager’s decision takes into account the effect that the vote of the Company’s clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

9.7 Form ADV Disclosure

A concise summary of the Company’s Proxy Voting Policy is disclosed in Part II of the Company’s Form ADV. Information is provided in Part II of the Company’s Form ADV to notify clients how they may obtain a copy of the Company’s Proxy Voting Policy and information about how the Company has voted proxies.

9.8 Books and Records

The Company will maintain, for a period of at least five years, the first two years in an appropriate office of the Company, the following records:

•
A copy of the proxy statement received (unless retained by a third party for the benefit of the Company or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval system);

•
A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Company with a copy of the voting record upon its request);

•	A copy of any document created by the Company or its employees that was material in making the decision on how to vote the subject proxy; and,

•
A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Company.

PART C
OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)
Trust Instrument of Registrant as amended and restated on April 14, 2009 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

(b)
By-Laws of Registrant as amended on April 14, 2009 (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

(c)	See Sections 2.04 and 2.07 of the Trust Instrument as filed as Exhibit (a).

(d)	(1)
Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

	(2)
Investment Advisory Agreement between Registrant and Beck, Mack & Oliver LLC dated April 10, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(3)
Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

	(4)
 Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(4) in post-effective amendment No. 320 via EDGAR on June 30, 2011, accession number 0000315774-11-000174).

	(5)
Management Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund (Exhibit incorporated by reference as filed as Exhibit (d)(5) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(6)
Investment Advisory Agreement between Registrant and AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

	(7)
Amended and Restated Management Agreement between Registrant and Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(7) in post-effective amendment No. 270 via EDGAR on February 19, 2010, accession number 0000315774-10-000033).

	(8)
Investment Advisory Agreement between Registrant and Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

	(9)
Sub-Advisory Agreements between Absolute Investment Advisers, LLC and certain sub-advisers to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

	(10)
Sub-Advisory Agreement between Absolute Investment Advisers LLC and Semaphore Management LLC dated March 12, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(10) in post-effective amendment No. 250 via EDGAR on June 1, 2009, accession number 0000315774-09-000026).

	(11)
Amended and restated Investment Advisory Agreement between Registrant and Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 258 via EDGAR on September 28, 2009, accession number 0000315774-09-000096).

	(12)
Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182).

	(13)
Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Mohican Financial Management, LLC, regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 217 via EDGAR on September 28, 2007, accession number 0001193125-07-210050).

	(14)
Sub-Advisory Agreement between Absolute Investment Adviser, LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 203 via EDGAR on February 28, 2007, accession number 0001193125-07-042714).

	(15)	Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Pine Cobble Capital, LLC dated June 24, 2011 is filed herewith as Exhibit (d)(15).

	(16)
Investment Advisory Agreement between Registrant and Spears Abacus Advisors LLC regarding The BeeHive Fund (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 239 via EDGAR on September 29, 2008, accession number 0001193125-08-203258).

	(17)
Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC dated September 30, 2008 with respect to Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 242 via EDGAR in October 15, 2008, accession number 0001193125-08-211081).

	(18)
Sub-Advisory Agreement between Absolute Investment Advisors LLC and Green Eagle Capital LLC (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(19)
Sub-Advisory Agreement between Absolute Investment Advisors LLC and Kingstown Capital Management L.P. (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(20)
Sub-Advisory Agreement between Absolute Investment Advisors LLC and Madden Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(21)
Investment Advisory Agreement between Registrant and Waterville Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 262 via EDGAR on October 30, 2009, accession number 0000315774-09-000151).

	(22)
Advisory Agreement between Registrant and Holland Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 311 via EDGAR on April 29, 2011 accession number 0000315774-11-000093).

	(23)
Investment Advisory Agreement between Registrant and Utendahl Capital Management, LP regarding UCM Government Floating NAV Fund, UCM Credit Floating NAV Fund and UCM Floating NAV Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 276 via EDGAR on March 26, 2010, accession number 0000315774-10-000095).

	(24)	Investment Advisory Agreement between Registrant and Merk Investments, LLC, regarding Merk Currency Enhanced U.S. Equity Fund to be filed by further amendment.

	(25)
Subadvisory Agreement between Absolute Investment Advisers, LLC and MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 280 via EDGAR on April 30, 2010, accession number 0000315774-10-000134).

	(26)
Investment Advisory Agreement between Registrant and MAI Wealth Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No 292 via EDGAR on August 31, 2010, accession number 0000315774-10-000277).

	(27)
Form of Investment Advisory Agreement between Registrant and ICICI Securities Holdings Inc. [D/B/A ICICI Investment Advisors] (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 294 via EDGAR on October 5, 2010, accession number 0000898432-10-001311).

	(28)
Investment Advisory Agreement between Registrant and UCM Partners, L.P. regarding UCM Short Duration Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 298 via EDGAR on December 6, 2010, accession number 0000315774-10-000348).

	(29)
Subadvisory Agreement between Absolute Investment Advisers, LLC and Longhorn Capital Partners, L.P. regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(30)
Subadvisory Agreement between Absolute Investment Advisers, LLC and St. James Investment Company, LLC regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

(e)	(1)
Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(2)
Distribution Agreement between Registrant and Foreside Fund Services, LLC dated March 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (e)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(2)(A)
Amended Appendix to Distribution Agreement between Registrant and Foreside Fund Services, LLC (Exhibit incorporated by reference as filed as Exhibit (e)(2)(A) in post-effective amendment No. 270 via EDGAR on February 19, 2010, accession number 0000315774-10-000033).

(f)	None.

(g)	(1)
Global Custodial Services Agreement between Forum Funds and Citibank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

	(2)
Custodian Agreement between Registrant and Union Bank, N.A., dated July 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 256 via EDGAR on August 28, 2009, accession number 0000315774-09-000086).

(h)	(1)
Accounting, Administration and Transfer Agency Services Agreement between Registrant and Citibank, N.A. dated April 20, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 220 Via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

	(2)
Shareholder Service Plan of Registrant dated March 18, 1998 and amended February 12, 2009 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed Exhibit (h)(2) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

	(3)
Shareholder Service Plan of Registrant dated November 24, 2003 and amended February 12, 2009 relating to Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(3) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

	(4)
Expense Limitation Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund (Exhibit incorporated by reference as filed as Exhibit (h)(4) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(5)
Expense Limitation Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (h)(5) in post-effective amendment No. via EDGAR on October 28, 2010, accession number 297 0000315774-10-000313).

	(6)
Expense Limitation Agreement between Registrant and Auxier Asset Management LLC regarding Auxier Focus Fund (Exhibit incorporated by reference as filed as Exhibit (h)(6) in post-effective amendment No. 295 on October 28, 2010, accession number 0000315774-10-000309).

	(7)
Compliance Services Agreement between Registrant and Atlantic Fund Administration, LLC (Exhibit incorporated by reference as Exhibit (h)(13) in post effective amendment No. 235 via EDGAR on July 25, 2008, accession number 0001193125-08-158164).

	(8)	Expense Limitation Agreement between Registrant and Beck, Mack & Oliver LLC dated July 12, 2011 is filed herewith as Exhibit (h)(8).

	(9)
Expense Limitation Agreement between Registrant and Spears Abacus Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 311 via EDGAR on April 29, 2011, accession number 0000315774-11-000093).

	(10)
Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding the Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (h)(13) in post-effective amendment No. 288 on July 29, 2010, accession number 0000315774-10-000215).

	(11)
Expense Limitation Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(21) in post-effective amendment No. 268 via EDGAR on August 27, 2010, (accession number 0000315774-10-000260).

	(12)
Expense Limitation Agreements between Registrant and Waterville Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(12) in post-effective amendment No. 302 via EDGAR on February 25, 2011, (accession number 0000315774-11-000021).

	(13)	Expense Limitation Agreement between Registrant and Beck, Mack & Oliver LLC dated July 12, 2011 is filed herewith as Exhibit (h)(13).

	(14)
Expense Limitation Agreement between Registrant and Holland Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(22) in post-effective amendment No 266 via EDGAR on December 23, 2009, accession number 0000315774-09-000232).

	(15)
Expense Limitation Agreement between Registrant and Holland Capital Management LLC with respect to Institutional and A Shares (Exhibit incorporated by reference as filed as Exhibit (h)(15) in post-effective amendment No. 311 via EDGAR on April 29, 2011, accession number 0000315774-11-000093).

	(16)	Operating Services Agreement between Registrant and Merk Investments, LLC to be filed by further amendment.

	(17)
Expense Limitation Agreement between Registrant and MAI Wealth Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(20) in post-effective amendment No 292 via EDGAR on August 31, 2010, accession number 0000315774-10-000277).

	(18)
Form of Expense Limitation Agreement between Registrant and ICICI Securities Holdings Inc. [D/B/A ICICI Investment Advisors] (Exhibit incorporated by reference as filed as Exhibit (h)(19) in post-effective amendment No. 294 via EDGAR on October 5, 2010, accession number 0000898432-10-001311).

	(19)
Support for Advisory and Other Services Agreement between ICICI Securities Holdings Inc. [D/B/A ICICI Investment Advisors] and ICICI Prudential Asset Management Company Ltd. ] (Exhibit incorporated by reference as filed as Exhibit (h)(19) in post-effective amendment No. 294 via EDGAR on October 5, 2010, accession number 0000898432-10-001311).

	(20)
Expense Limitation Agreement between Registrant and UCM Partners, L.P., regarding UCM Short Duration Fund (Exhibit incorporated by reference as filed as Exhibit (h)(21) in post-effective amendment No. 298 via EDGAR on December 6, 2010, accession number 000315774-10-000348).

	(21)
Expense Limitation Agreement between Registrant and D.F. Dent and Company, Inc. regarding the DF Dent Midcap Growth Fund is filed (Exhibit incorporated by reference as filed as Exhibit (h)(20) in post-effective amendment No. 307 via EDGAR on April 8, 2011, accession number 0000315774-11-000074).

(i)		Opinion and consent of K&L Gates LLP is filed herewith.

(j)		Consent of BBD, LLP is filed herewith.

(k)		None.

(l)		Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as Exhibit (13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(m)	(1)
Rule 12b-1 Plan dated February 17, 2006 adopted by Forum Funds for Absolute Strategies Fund, Auxier Focus Fund, Dividend Plus Income Fund , Golden Large Cap Core Fund, Golden Small Cap Core Fund, Lou Holland Growth Fund, Merk Hard Currency Fund, Merk Asian Currency Fund, Merk Currency Enhanced U.S. Equity Fund, The BeeHive Fund and Waterville Large Cap Value Fund (Exhibit incorporated by reference as filed as Exhibit (m)(1) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

(n)	(1)
Amended and restated Rule 18f-3 Plan dated September 9, 2010 adopted by Registrant for Absolute Strategies Fund, Auxier Focus Fund, Dividend Plus Income Fund , Golden Large Cap Core Fund, Golden Small Cap Core Fund, Lou Holland Growth Fund, Merk Hard Currency Fund and Merk Asian Currency Fund, Merk Absolute Return Currency Fund, Merk Currency Enhanced U.S. Equity Fund (Exhibit incorporated by reference as filed as Exhibit (n)(1) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

(p)	(1)
Code of Ethics adopted by Registrant as amended (Exhibit incorporated by reference as filed as Exhibit (p)(1)  in post-effective amendment No. 285 via EDGAR on July 20, 2010, accession number 0000315774-10-000203).

	(2)
Code of Ethics adopted by H.M. Payson & Co (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 263 via EDGAR on November 18, 2009, accession number 0000315774-09-000178).

	(3)
Code of Ethics adopted by Beck, Mack & Oliver (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(4)
Code of Ethics adopted by Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(5) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(5)
Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 267 via EDGAR on December 30, 2009, accession number 0000315774-09-000244).

	(6)
Code of Ethics adopted by King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(7)
Code of Ethics adopted by AH Lisanti Capital Growth (Exhibit incorporated by reference as filed as Exhibit (p)(7) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(8)
Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post-effective amendment No. 276 via EDGAR ion March 26, 2010, accession number 0000315774-10-000095).

	(9)
Code of Ethics adopted by Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(9)  in post-effective amendment No. 285 via EDGAR on July 20, 2010, accession number 0000315774-10-000203).

	(10)
Code of Ethics adopted by Aronson+Johnson+Ortiz, LP (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 253 via EDGAR on July 29,2009, accession number 0000315774-09-000063).

	(11)
Code of Ethics adopted by Longhorn Capital Partners (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(12)
Code of Ethics adopted by St. James Investment Company, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(12) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(13)
Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(14)
Code of Ethics adopted by MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(15) in post-effective amendment No. 264 via EDGAR on September 21, 2010, accession number 0000315774-10-000292).

	(15)
Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

	(16)
Code of Ethics adopted by Semaphore Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(20) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(17)
Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(21) in post-effective amendment No. 256 via EDGAR on August 28, 2009, accession number 0000315774-09-000086).

	(18)
Code of Ethics adopted by Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(22) in post-effective amendment No. 267 via EDGAR on December 30, 2009, accession number 0000315774-09-000244).

	(19)
Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(19) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(20)
Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 253 via EDGAR on July 29,2009, accession number 0000315774-09-000063).

	(21)
Code of Ethics adopted by Mohican Financial Management (Exhibit incorporated by reference as filed as Exhibit (p)(21) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(22)
Code of Ethics adopted by Kovitz Financial Group, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(27) in post-effective amendment No. 263 via EDGAR on November 18, 2009, accession number 0000315774-09-000178).

	(23)
Code of Ethics adopted by Pine Cobble Capital, LLC is (Exhibit incorporated by reference as filed as Exhibit (p)(23) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(24)
Code of Ethics adopted by Spears Abacus Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 263 via EDGAR on November 18, 2009, accession number 0000315774-09-000178).

	(25)
Code of Ethics adopted by Green Eagle Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(25) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(26)
Code of Ethics adopted by Kingstown Capital Management, LP  (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(27)
Code of Ethics adopted by Madden Asset Management (Exhibit incorporated by reference as filed as Exhibit (p)(15) in post-effective amendment No. 264 via EDGAR on September 21, 2010, accession number 0000315774-10-000292).

	(28)
Code of Ethics adopted by Twin Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(35) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(29)
Code of Ethics adopted by Holland Capital LLC (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 266 via EDGAR on December 23, 2009, accession number 0000315774-09-000232).

	(30)
Code of Ethics adopted by Waterville Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(35) in post-effective amendment No. 272 via EDGAR on February 26, 2010, accession number 0000315774-10-000052).

	(31)
Code of Ethics adopted by Utendahl Capital Management, LP (Exhibit incorporated by reference as Exhibit (p)(36) in post-effective amendment No. 276 via EDGAR on March 26, 2010, accession number 0000315774-10-000095).

	(32)
Code of Ethics adopted by MAI Wealth Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(32) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

Other Exhibits:

(A)
Powers of Attorney for John Y. Keffer, James C. Cheng, Costas Azariadis and J. Michael Parish, Trustees of Registrant (Exhibit incorporated by reference as filed as Other Exhibits (A) in post-effective amendment No. 232 via EDGAR on June 6, 2008 accession number 0001193125-08-129746).

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30.	INDEMNIFICATION

In accordance with Section 3803 of the Delaware Business Trust Act, Section 10.02 of Registrant’s Trust Instrument provides as follows:

“10.02. INDEMNIFICATION

(a)  Subject to the exceptions and limitations contained in Section (b) below:

(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

(ii) The words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person’s office or (B) not to have acted in good faith in the reasonable belief that Covered Person’s action was in the best interest of the Trust; or

(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office,

(A) By the court or other body approving the settlement;

(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder’s heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and MAI Investment Advisors, LLC includes language similar to the following:

“SECTION 3. STANDARD OF CARE.

(a) The Trust shall expect, and the Adviser shall give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable for error of judgment or mistake of law or for any loss incurred by the Trust or any Fund in connection with matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Auxier Asset Management, LLC, H.M. Payson & Co.; and King Investment Advisors, Inc. include language similar to the following:

“SECTION 4. STANDARD OF CARE. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Absolute Investment Advisers, LLC; AH Lisanti Capital Growth, LLC; D.F. Dent and Company, Inc.; Golden Capital Management, LLC; Merk Investments, LLC; Polaris Capital Management, Inc.; provide similarly as follows:

“SECTION 5. STANDARD OF CARE. (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for error of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.”

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

“(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act (“Distributor Indemnitees”) free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor (“Distributor Claims”).

After receipt of the Distributor’s notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

(b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

(c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the “Trust Indemnitees”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

(i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

(ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in Section 7 of this Agreement (“Trust Claims”).

(d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

(e) The Trust’s and the Distributor’s obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this Section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

(g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

(h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

(i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement.”

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)	AH Lisanti Capital Growth, LLC

The following chart reflects the directors and officers of AH Lisanti Capital Growth, LLC including their business connections, which are of a substantial nature. The address of AH Lisanti Capital Growth, LLC is 623 5th Avenue, New York, NY 10022 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Mary Lisanti	President, Managing Member	AH Lisanti Capital Growth, LLC
Jeffery Bernstein	Senior Vice President	AH Lisanti Capital Growth, LLC
Karl Dimlich	Senior Vice President	AH Lisanti Capital Growth, LLC
Will Krause	Vice President	AH Lisanti Capital Growth, LLC

(b)	Beck, Mack & Oliver LLC

The following chart reflects the directors and officers of Beck Mack & Oliver, including their business connections of a substantial nature. The address of BM&O is 360 Madison Ave., New York, NY 10017.

Name	Title	Business Connection
Peter A. Vlachos	Manager Director	BM&O
David E. Rappa	Member	BM&O
Zoe A. Vlachos	Chief Compliance Officer	BM&O
Robert C. Beck	Senior Member	BM&O, Enstar Group, Camden National
Gerald M. Sedam, II	Member	BM&O, Somerset Bank
Robert J. Campbell	Member	BM&O
Walter K. Giles	Member	BM&O
Lyman Delano	Member	BM&O
Zachary A. Wydra	Member	BM&O

(c)	Auxier Asset Management LLC

The following chart reflects the directors and officers of Auxier, including their business connections, which are of a substantial nature. The address of Auxier is 5285 Meadows Road, Suite 333, Lake Oswego, OR 97035-2224 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.
Name	Title	Business Connection
J. Jeffrey Auxier	Chief Executive Officer	Auxier
Lillian Widolff	Chief Compliance Officer	Auxier

(d)	D.F. Dent and Company, Inc.

The following chart reflects the directors and officers of D.F. Dent, including their business connections, which are of a substantial nature. The address of D.F. Dent is 2 East Read Street, Baltimore, Maryland 21201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Daniel F. Dent	President and Treasurer	D.F. Dent
Thomas F. O’Neil	Vice President and Secretary	D.F. Dent
Linda W. McCleary	Vice President	D.F. Dent
Matt F. Dent	Vice President	D.F. Dent
Michael M. Morrill	Vice President	D.F. Dent
Gary D. Mitchell	Vice President	D.F. Dent

(e)	Golden Capital Management, LLC

The following chart reflects the officers of Golden Capital Management, LLC including their business connections, which are of a substantial nature. The address of Golden Capital Management, LLC is Five Resource Square, 10715 David Taylor Drive, Suite 400, Charlotte, North Carolina 28262 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Greg W. Golden	Chief Executive Officer and President	Golden Capital Management
Jeff C. Moser	Chief Operating Officer	Golden Capital Management
Jonathan W. Cangalosi	Managing Director of Sales and Client Service	Golden Capital Management
Lynette W. Alexander	Managing Director of Operations	Golden Capital Management
Robert B. Carroll	General Counsel and Chief Compliance Officer	Golden Capital Management
Fred H. Karimian	Director of Quantitative Research	Golden Capital Management

(f)	H.M. Payson & Co.

The following chart reflects the directors and officers of H.M. Payson & Co., including their business connections, which are of a substantial nature. The address of H.M. Payson & Co. is One Portland Square, Portland, Maine 04101.

Name	Title	Business Connection
John C. Downing	Managing Director, Chief Compliance Officer	H.M. Payson & Co.
Thomas M. Pierce	Managing Director	H.M. Payson & Co.
Peter E. Robbins	Managing Director, Chief Executive Officer, Chief Investment Officer	H.M. Payson & Co.
John H. Walker	Managing Director, Chairman of the Board	H.M. Payson & Co.
Teresa M. Esposito	Managing Director, Chief Operations Officer, Chief Financial Officer	H.M. Payson & Co.
John C. Knox	Managing Director	H.M. Payson & Co.
Michael R. Currie	Managing Director, President	H.M. Payson & Co.
William N. Weickert	Managing Director, Director of Research & Secretary	H.M. Payson & Co.
John S. Beliveau	Managing Director	H.M. Payson & Co.
Joel S. Harris	Managing Director	H.M. Payson & Co.
David R. Hines	Managing Director	H.M. Payson & Co.

(g)	King Investment Advisors, Inc.

The following chart reflects the directors and officers of King, including their business connections, which are of a substantial nature. The address of King is 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Roger E. King	Chairman and President	King
John R. Servis	Director Owner, Commercial Real Estate	King, John R. Servis Properties 626 Wilcrest Dr. Houston, TX 77024
Pat H. Swanson	Chief Compliance Officer	King
Jane D. Lightfoot	Secretary/Treasurer	King

(h)	Polaris Capital Management, LLC.

The following chart reflects the directors and officers of Polaris Capital Management, LLC., including their business connections, which are of a substantial nature. The address of Polaris is 125 Summer Street, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Bernard R. Horn, Jr.	President, Portfolio Manager	Polaris Capital Management, LLC
Sumanta Biswas	Vice President & Assistant Portfolio Manager	Polaris Capital Management, LLC
Kathy Jacobs	Vice President, Corporate Secretary	Polaris Capital Management, LLC
Lorroine Horn	Director	Polaris Capital Management, LLC
Christopher K. McLeod	Director	Polaris Capital Management, LLC
	President & CEO	454 Life Sciences, a Roche Company 15 Commercial St., Branford, CT 06405

(i)	Pine Cobble Capital, LLC

The following chart reflects the directors and officers of Pine Cobble Capital, LLC (“Pine Cobble”), including their business connections, which are a substantial nature.  The address of Pine Cobble is 60 William Street, Suite 140, Wellesley, Massachusetts 02481, and unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Robert A. Nicholson	Managing Member	Pine Cobble
Zev D. Nijensohn	Managing Member	Pine Cobble
Kurt P. Dahlgren	Chief Financial Officer & Chief Compliance Officer	Pine Cobble

(j)	Absolute Investment Advisers, LLC

The following chart reflects the directors and officers of Absolute, including their business connections, which are of a substantial nature. The address of Absolute is 350 Lincoln Street, Suite 216, Hingham, MA 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Anthony R. Bosch	Managing Principal, General Counsel and Chief Compliance Officer	Absolute
Brian D. Hlidek	Managing Principal	Absolute
James P. Compson	Managing Principal and Portfolio Manager	Absolute
Christian E. Aymond	Managing Principal	Absolute
Christopher A. Ward	Principal	Absolute

(k)	Aronson+Johnson+Ortiz, LP

The following chart reflects the directors and officers of Aronson, including their business connections, which are of a substantial nature. The address of Aronson is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Theodore R. Aronson	Managing Principal; Limited Partner	AJO
Martha E. Ortiz	Principal; Limited Partner	AJO
Kevin M. Johnson	Principal; Limited Partner	AJO
Paul E. Dodge	Principal; Limited Partner	AJO
Stefani Cranston	Principal; Limited Partner	AJO
Gina Maria N. Moore	Principal; Limited Partner	AJO
Stuart P. Kaye	Principal; Limited Partner	AJO.Prior to joining AJO in 2008, Mr. Kaye was head of research in the U.S. Structured Products Group at Invesco.
Gregory J. Rogers	Principal; Limited Partner	AJO
Aronson+Johnson+Ortiz, LLC	General Partner	AJO
Joseph F. Dietrick	Principal; Limited Partner; Chief Compliance Officer	AJO
Douglas D. Dixon	Principal; Limited Partner	AJO
R. Brian Wenzinger	Principal; Limited Partner	AJO
Christopher J. Whitehead	Principal; Limited Partner	AJO

(l)	Longhorn Capital Partners, L.P.

The following chart reflects the directors and officers of Longhorn Capital Partners, L.P., including their business connections, which are of a substantial nature. The address of Longhorn Capital Partners, L.P. is 1445 Ross Avenue, Suite 5000, Dallas, Texas 75202 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.
Name	Title	Business Connection
Kristopher N. Kristynik	Principal and Chief Investment Officer	Longhorn
Philip M. Eckian	Principal and Co-Portfolio Manager	Longhorn
Britton L. Brown	Chief Financial Officer and Chief Compliance Officer	Longhorn

(m)	St. James Investment Company, LLC

The following chart reflects the directors and officers of St. James, including their business connections, which are of a substantial nature. The address of St. James is 2716 Fairmount Street, Dallas, Texas 75201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Brian C. Mark	Member	St. James
Robert J. Mark	Managing Member, Chief Compliance Officer	St. James
Lawrence J. Redell	Member	St. James
William R. Sachs	Member	St. James

(n)	Horizon Asset Management, Inc.

The following chart reflects the directors and officers of Horizon, including their business connections, which are of a substantial nature. The address of Horizon is 470 Park Avenue South, 4th Floor , New York, New York 10016 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Denise M. Kashey	Director	Horizon
Steven Bregman	Director; President & Chief Operations Officer	Horizon
Mark Wszolek	Chief Compliance Officer	Horizon
Peter Doyle	Director; Vice President;	Horizon
Thomas C. Ewing	Director	Horizon
Andrew M. Fishman	Chief Compliance Officer; General Counsel & Secretary	Horizon
John Meditz	Vice Chairman; Director	Horizon
Murray Stahl	Chairman; Treasurer & Chief Executive Officer	Horizon

(o)	MetWest Asset Management, LLC (MetWest)

The following chart reflects the directors and officers of MetWest, including their business connections, which are of a substantial nature. The address of MetWest is 865 Figueroa Street, Los Angeles, California 90017 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Tad Rivelle	Chief Investment Officer	MetWest
David B. Lippman	Chief Executive Officer	MetWest
Laird R. Landmann	President	MetWest
Scott B. Dubchansky	Managing Director	MetWest
Bryan Whalen	Managing Director	MetWest
Mitchell Flack	Managing Director	MetWest
Stephen M. Kane	Generalist Portfolio Manager	MetWest
Joseph D. Hattesohl	Chief Financial Officer	MetWest
Anthony C. Scibelli	Director of Marketing	MetWest
Patrick A. Moore	Director of Client Service	MetWest
Keith T. Kirk	Chief Compliance Officer	MetWest
George Ristic	Chief Technology Officer	MetWest
Cal Rivelle	Chief Operating Officer	MetWest
MWAM Holdings, LLC	Member	MetWest

(p)	SSI Investment Management, Inc.

The following chart reflects the directors and officers of SSI, including their business connections, which are of a substantial nature. The address of SSI is 9440 Santa Monica Blvd., 8th Floor, Beverly Hills, California 90210 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
John D. Gottfurcht	President	SSI
Amy J. Gottfurcht	Chairman; CEO; Secretary	SSI
George M. Douglas	Vice President; Chief Investment Officer	SSI
Syed F. Mehdi	CCO; Vice President; Human Resources	SSI

(q)	TWIN Capital Management, Inc.

The following chart reflects the directors and officers of TWIN, including their business connections, which are of a substantial nature. The address of TWIN is 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317-3153 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Geoffrey Gerber	President; CIO	TWIN
James D. Drake	Controller; Chief Compliance Officer	TWIN
Christopher Erfort	Senior Vice President, Portfolio Management	TWIN
James Hough	Senior Vice President, Quantitative Systems	TWIN

(r)	Yacktman Asset Management Co.

The following chart reflects the directors and officers of Yacktman, including their business connections, which are of a substantial nature. The address of Yacktman is 1110 Lake Cook Road, Suite 385, Buffalo Grove, Illinois 60089 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Donald A. Yacktman	President & Treasurer	Yacktman
Ronald W. Ball	Senior Vice President	Yacktman
Stephen A. Yacktman	Senior Vice President & Secretary	Yacktman
Jason Subotky	Vice President	Yacktman
Russell Wilkins	Vice President	Yacktman
Kent Arnett	Vice President & Chief Compliance Officer

(s)	Kovitz Investment Group, LLC

The following chart reflects the directors and officers of Kovitz, including their business connections, which are of a substantial nature. The address of Kovitz is 222 West Adams Street, Suite 2160, Chicago, Illinois 60606 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Mitchell A. Kovitz	Chief Executive Officer	Kovitz
Jonathan A. Shapiro	Chief Financial Officer	Kovitz
Marc S. Brenner	President, Chief Legal Officer and Chief Compliance Officer	Kovitz
Bruce A. Weininger	Vice President	Kovitz
Harold (Skip) Gianopulos, Jr.	Managing Director	Kovitz
Edward W. Edens	Director-Client Services	Kovitz
Richard P. Salerno	Director-Fixed Income	Kovitz

(t)	Mohican Financial Management, LLC
The following chart reflects the directors and officers of Mohican, including their business connections, which are of a substantial nature. The address of Mohican is 21 Railroad Avenue, Suite 35, Cooperstown, New York 13326 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Eric C. Hage	Managing Member, Chief Executive Officer & Chief Investment Officer	Mohican
Daniel C. Hage	Chief Operating Officer and Senior Trader	Mohican

(u)	Merk Investments, LLC (“Merk”)

The following chart reflects the directors and officers of Merk, including their business connections, which are of a substantial nature. The address of Merk is 555 Bryant Street #455, Palo Alto, CA 94301 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Axel Merk	President	Merk Investments LLC; World Fliers Ltd., Director
Hanna Tikkanen Merk	Vice President	Merk Investments LLC
Kimberly Schuster	Director of Finance	Merk Investments LLC
Deborah Goldberg	Chief Compliance Officer	Merk Investments LLC

(v)	Spears Abacus Advisors LLC

The following chart reflects the managers and officers of Spears Abacus Advisors LLC (“Spears Abacus”), including their business connections, which are of a substantial nature. The address of Spears Abacus is 147 E. 48th Street, New York, NY 10017, and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
William G. Spears	Chief Executive Officer and Manager	Spears Abacus; Spears, Grisanti & Brown, 2001-2006
Robert M. Raich	President and Manager	Spears Abacus
Frank A. Weil	Manager	Spears Abacus
Stephen H. Frank	Principal	Spears Abacus

(w)	Green Eagle Capital LLC

The following chart reflects the directors and officers of Green Eagle Capital LLC, including their business connections, which are of a substantial nature. The address of Green Eagle Capital LLC is 250 East Illinois Road, Suite 200, Lake Forest, IL 60045 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Daniel Sperrazza	Managing Member	Green Eagle Capital Management, LLC (General Partner of Green Eagle Credit Fund, LP)
	Director and Secretary	Green Eagle Credit Master Fund, Ltd. and Green Eagle Credit Offshore Fund, Ltd.
Glenn Migliozzi	Managing Member	Green Eagle Capital Management, LLC (General Partner of Green Eagle Credit Fund, LP)
	Director and Secretary	Green Eagle Credit Master Fund, Ltd. and Green Eagle Credit Offshore Fund, Ltd.

(x)	Madden Asset Management, LLC

The following chart reflects the directors and officers of Madden Asset Management, LLC, including their business connections, which are of a substantial nature. The address of Madden Asset Management, LLC is One International Place, 24th Floor, Boston, MA 02110 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Rob Madden	Managing Member	Madden Asset Management, LLC
Scott Madden	COO	Madden Asset Management, LLC

(y)	Kingstown Capital Management, LP

The following chart reflects the directors and officers of Kingstown Capital Management, LP, including their business connections, which are of a substantial nature. The address of Kingstown Capital Management, LP, is 1270 Broadway, Suite 1009, New York, NY 10001 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Michael Blitzer	Managing Partner	Also Managing Partner of Kingstown Partners, LP
Guy Shanon	Managing Partner	Also Managing Partner of Kingstown Partners, LP

(z)	Semaphore Management LLC

The following chart reflects the directors and officers of Semaphore Management LLC, including their business connections, which are of a substantial nature. The address of Semaphore Management LLC is 320 Park Avenue, 10th Floor, New York, New York 10022 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Paul J. Carpenter	Managing Member	Semaphore Management LLC
	Managing Member	Otis Partners LLC
	Director	Semaphore Offshore Ltd
Hoyt Ammidon, III	Managing Member	Semaphore Management LLC
	Managing Member	Otis Partners LLC
	Director	Semaphore Offshore Ltd
Robert C. Penberth	Chief Financial Officer and Chief Compliance	Semaphore Management LLC

(aa)	Holland Capital Management LLC

The following chart reflects the directors and officers of Holland Capital Management LLC, including their business connections, which are of a substantial nature.  The address of Holland Capital Management LLC is One North Wacker Drive, Suite 700, Chicago, Illinois, 60606 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.
Name	Title	Business Connection
Louis A. Holland	Director	Consultant: Cumota LLC; Cumota Consulting LLC; Brickland Partners, Inc.
Monica L. Walker, CPA	President, Chief Investment Officer – Equity; Director; Former Managing Director, Managing Partner and Portfolio Manager	None
Laura J. Janus, CFA	Chief Investment Officer – Fixed Income; Director; Former Managing Partner and Portfolio Manager	None
Susan M. Chamberlain	Chief Compliance Officer	None

(bb)	Waterville Capital, LLC

The following chart reflects the directors and officers of Waterville Capital, LLC, including their business connections, which are of a substantial nature.  The address of Waterville Capital, LLC, is Radnor Court, Suite 140, 259 Radnor-Chester Road, Radnor, PA 19087 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Other Business Connection
F. Sean Bonner	Managing Member	None
Joseph Delaney	Managing Member, Chief Compliance Officer	None

(cc)	UCM Partners, L.P.

The following chart reflects the directors and officers of UCM Partners, L.P., including their business connections, which are of a substantial nature.  The address of UCM Partners, L.P. is 52 Vanderbilt Avenue, Suite 401, New York, NY 10017 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.
Name	Title	Business Connection
Gregory Parsons	Chief Executive Officer	UCM Partners, L.P.
	Managing Member (2007-2008)	CP Capital Partners
Thomas Mandel	Senior Managing Director	UCM Partners, L.P.
Jay Menozzi	Chief Investment Officer	UCM Partners, L.P.

(dd)	MAI Wealth Advisors, LLC

The following chart reflects the directors and officers of MAI Wealth Advisors, LLC, including their business connections, which are of a substantial nature.  The address of MAI Wealth Advisors, LLC 1360 E. Ninth Street, Suite 1100, Cleveland, OH  44114 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Richard J. Buoncore	Managing Partner	MAI Wealth Advisors, LLC
	Director	United Community Financial Corp.
	Trustee	Fordham University
Gerald H. Gray	Chief Investment Officer	MAI Wealth Advisors, LLC
Mark H. Summers	Chief Operating Officer	MAI Wealth Advisors, LLC
Thomas J. Bartos	Chief Compliance Officer	MAI Wealth Advisors, LLC
Kenneth W. Ostrowski	Managing Director	MAI Wealth Advisors, LLC
Mark J. Castell	Managing Director	MAI Wealth Advisors, LLC
Lu Anne Morrison	Managing Director	MAI Wealth Advisors, LLC
John G. Palguta	Managing Director	MAI Wealth Advisors, LLC
Roberta J. Lemmo	Managing Director	MAI Wealth Advisors, LLC
James D. Kacic	Chief Financial Officer	MAI Wealth Advisors, LLC

ITEM 32. PRINCIPAL UNDERWRITERS

(a) Foreside Fund Services, LLC, Registrant’s Principal Underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

American Beacon Funds	DundeeWealth Funds
American Beacon Mileage Funds	Henderson Global Funds
American Beacon Select Funds	Nomura Partners Funds, Inc.
Bridgeway Funds, Inc.	PMC Funds, Series of the Trust for Professional Managers
Central Park Group Multi-Event Fund	Revenue Shares ETF Trust
Century Capital Management Trust	Sound Shore Fund, Inc.
Direxion Shares ETF Trust	Wintergreen Fund, Inc.
Forum Funds	Javelin Exchange-Traded Trust
AdvisorShares Trust	Liberty Street Horizon Fund, Series of Investment Managers Series Trust
Turner Funds	Ironwood Multi-Strategy Fund LLC
Center Coast MLP Focus Fund, Series of Investment Managers Series Trust	Ironwood Institutional Multi-Strategy Fund LLC
FocusShares Trust	Bennett Group of Funds
del Rey Global Investors Funds	Precidian ETFs Trust

(b)	The following are officers and directors of Foreside Fund Services, LLC, the Registrant’s Principal Underwriter. Their main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	President and Manager	None
Nanette K. Chern	Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer, Vice President	None
Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None
Lisa S. Clifford	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Director of Compliance	None

(c)	Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant’s custodian, as listed under “Custodian” in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant’s adviser or subadviser, as listed in Item 31 hereof.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine on  July 29, 2011.

Forum Funds

/s/ Stacey E. Hong
Stacey E. Hong, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on  July 29, 2011.

(a)	Principal Executive Officer

/s/ Stacey E. Hong
Stacey E. Hong
Principal Executive Officer

(b)	Principal Financial Officer

/s/ Karen Shaw
Karen Shaw
Principal Financial Officer

(c)	A majority of the Trustees

John Y. Keffer, Trustee*
James C. Cheng, Trustee*
J. Michael Parish, Trustee*
Costas Azariadis, Trustee*

By:	/s/ Lina Bhatnagar
Lina Bhatnagar
As Attorney-in-fact

* Pursuant to powers of attorney previously filed.

EXHIBIT LIST

EXHIBIT

(d)(15)	Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Pine Cobble Capital, LLC is filed herewith.

(h)(8)	Expense Limitation Agreement between Registrant and Beck, Mack & Oliver LLC is filed herewith.

(h)(13)	Expense Limitation Agreement between Registrant and Beck, Mack & Oliver LLC is filed herewith.

(i)	Opinion and consent of K&L Gates LLP is filed herewith.

(j)	Consent of BBD, LLP is filed herewith.